UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dividend Capital Diversified Property Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2015

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, to be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202, on June 23, 2015 at 2:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 24, 2015, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2014 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

Richard D. Kincaid

Chairman of the Board of Directors

For the Board of Directors of Dividend Capital

Diversified Property Fund Inc.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2015

To the Stockholders of Dividend Capital Diversified Property Fund Inc.:

The annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation (the “Company”), will be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202, on June 23, 2015 at 2:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect five directors to serve until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(iii)	a proposal to approve the Second Amended and Restated Equity Incentive Plan;

(iv)	a proposal to approve the Amended and Restated Secondary Equity Incentive Plan; and

(v)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 8, 2015 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 24, 2015, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2014 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2014, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding the proxy materials and the proposals to be considered by stockholders at the Annual Meeting, you can call 1-855-835-8315.

By Order of the Board of Directors,

Joshua J. Widoff

Executive Vice President,

General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

April 10, 2015

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

518 Seventeenth Street, 17th Floor, Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2015

This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on June 23, 2015, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Dividend Capital Diversified Property Fund Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report for the year ended December 31, 2014 (the “2014 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the notice of internet availability of proxy materials (the “Internet Availability Notice”), as applicable, will be mailed to holders of our common stock, par value $0.01 per share, on or about April 24, 2015. When we refer to our common stock in this Proxy Statement, we are referring to our unclassified shares of common stock (which we often refer to as our “Class E” shares), as well as our Class A, Class W and Class I shares of common stock, unless the context otherwise requires.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 23, 2015 at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202 at 2:00 p.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 8, 2015 will be asked to consider and vote upon:

(i)	a proposal to elect five directors to serve until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

(iii)	a proposal to approve the Second Amended and Restated Equity Incentive Plan;

(iv)	a proposal to approve the Amended and Restated Secondary Equity Incentive Plan; and

(v)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 23, 2015. This Proxy Statement, the proxy card, and our 2014 Annual Report are available online at www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 23, 2015 at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202 at 2:00 p.m. Mountain Daylight Time.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on April 8, 2015 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 8, 2015 are entitled to vote at the Annual Meeting.

How many shares of common stock are outstanding?

As of the close of business on April 8, 2015, there were approximately 178,391,749 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you held as of the record date.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•	elect five directors to serve until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	approve the Second Amended and Restated Equity Incentive Plan;

•	approve the Amended and Restated Secondary Equity Incentive Plan; and

•	act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?

The Board of Directors recommends a vote:

•	FOR the election of the nominees to our Board of Directors;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	FOR the approval of the Second Amended and Restated Equity Incentive Plan; and

•	FOR the approval of the Amended and Restated Secondary Equity Incentive Plan.

What is the quorum requirement for the Annual Meeting?

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?

Provided that a quorum is present, (i) the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, and (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the approval of the Second Amended and Restated Equity Incentive Plan, and the approval of the Amended and Restated Secondary Equity Incentive Plan require the affirmative vote of a majority of the votes cast at the Annual Meeting. There is no cumulative voting in the election of directors.

Withheld votes and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors. Abstentions and broker “non-votes”, if any, will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the approval of the Second Amended and Restated Equity Incentive Plan, the approval of the Amended and Restated Secondary Equity Incentive Plan or any other matter for which the required vote is a majority of the votes cast.

How can I vote?

You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following three options for submitting your vote by proxy:

1.	if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.	via the Internet at www.proxyvote.com, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement; or

3.	by (i) touch-tone telephone at the toll-free number provided in the proxy card and the Internet Availability Notice, or (ii) with a live agent by telephone at 1-855-835-8315 between 9:00 a.m. and 9:00 p.m. EST, as provided in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient, and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

•	FOR the election of the nominees to our Board of Directors;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	FOR the approval of the Second Amended and Restated Equity Incentive Plan;

•	FOR the approval of the Amended and Restated Secondary Equity Incentive Plan; and

•	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to our Executive Vice President, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;

•	dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;

•	log onto the Internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or

•	attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.

Who is soliciting my proxy, and who pays the cost of this proxy solicitation?

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.

The Company has engaged Broadridge Investor Communications Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $90,000 and $110,000.

Where can I find the voting results after the Annual Meeting?

American Election Services LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission”) within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services LLC, to examine these documents.

Where can I find the Company’s Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2014, as filed with the Commission on March 3, 2015, will be included in the 2014 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2014 on our website at www.dividendcapitaldiversified.com.

BOARD OF DIRECTORS

Our Board of Directors consists of five directors, three of whom are independent directors, as determined by our Board of Directors. Our charter and bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15. The foregoing is the exclusive means of fixing the number of directors.

Our Board of Directors has determined that Messrs. Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).

Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with our Sponsor (as defined in our charter) or the Company’s advisor, Dividend Capital Total Advisors LLC (the “Advisor”), within the previous two years by virtue of:

•	ownership interests in our Sponsor, our Advisor, or any of their affiliates;

•	employment by our Sponsor, our Advisor, or any of their affiliates;

•	service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;

•	performance of services, other than as a director for us;

•	service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•	maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.

We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has recommended that Messrs. Richard D. Kincaid, John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2016 and until their respective successors are duly elected and qualified.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led the Board of Directors to determine that the person should serve as our director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2016 annual meeting of stockholders or until his or her successor is elected and qualified. For information regarding each director’s beneficial ownership of shares of our common stock, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Richard D. Kincaid Chairman of the Board of Directors Age: 53 Director since 2012 Member of Audit Committee Member of Investment Committee

Richard D. Kincaid has served as our Chairman of the Board of Directors since September 2012. Prior to joining our Board of Directors, Mr. Kincaid was a Trustee and the President of Equity Office Properties Trust from November 2002, and the Chief Executive Officer from April 2003, until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007. From March 1997 until November 2002, Mr. Kincaid was Executive Vice President of Equity Office Properties Trust and was Chief Operating Officer from September 2001 until November 2002. He also was Chief Financial Officer of Equity Office Properties Trust from March 1997 until August 2002, and Senior Vice President from October 1996 until March 1997.

Prior to joining Equity Office Properties Trust in 1995, Mr. Kincaid was Senior Vice President of Finance for Equity Group Investments, Inc., where he oversaw debt financing activities for the public and private owners of real estate controlled by Mr. Samuel Zell. During his tenure at Equity Group Investments and Equity Office Properties Trust, Mr. Kincaid supervised more than $11 billion in financing transactions, including property level loans encumbering office buildings, apartments, and retail properties, as well as unsecured debt, convertible debt securities, and preferred stock. Prior to joining Equity Group Investments in 1990, Mr. Kincaid held positions with Barclays Bank PLC and The First National Bank of Chicago. Richard Kincaid is currently the President and Founder of the BeCause Foundation. The BeCause Foundation is a nonprofit corporation that heightens awareness about a number of complex social problems and promotes change through the power of film. Mr. Kincaid is also an active private investor in early stage companies. Mr. Kincaid is on the board of directors of Rayonier Inc. (NYSE: RYN), an international real estate investment trust (“REIT”) that specializes in timber and specialty fibers. He also serves on the board of directors of Vail Resorts (NYSE: MTN), a mountain resort operator, and Strategic Hotels and Resorts (NYSE: BEE), an owner of upscale and luxury hotels in North America and Europe. He also serves on the board of directors of the Street Medicine Institute. Mr. Kincaid received his Master’s Degree in Business Administration from the University of Texas, and his Bachelor’s Degree from Wichita State University.

We believe that Mr. Kincaid’s qualifications to serve on our Board of Directors include his significant leadership experience as a Trustee, the President and the Chief Executive Officer of Equity Office Properties Trust and his director positions with other public companies. He also has demonstrated strategic insight with respect to large, growing real estate companies, as he developed the financial, technology and integration strategies for Equity Office Properties Trust during its tremendous growth, which included nearly $17 billion in acquisitions. We believe that his leadership and experience are valuable additions to our Board in connection with our ongoing offering and our transition to a perpetual-life REIT.

John A. Blumberg Director Age: 55 Director since 2006 Chairman of Investment Committee

John A. Blumberg has served as a director of our Board of Directors since January 2006 and also as our Chairman of the Board of Directors from January 2006 to September 2012. Mr. Blumberg has also been a manager of our Advisor since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“Industrial Income Trust”), a Denver, Colorado-based REIT focusing on industrial real estate, and is currently a manager of Industrial Income Advisors LLC, the advisor to Industrial Income Trust. Mr. Blumberg is also a manager of Industrial Property Advisors LLC, the advisor to Industrial Property Trust Inc. (Industrial Property Trust”), a Denver, Colorado-based REIT.

Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver based real estate investment firm which he co-founded in 1993. In 2014, Mr. Blumberg joined the Board of Directors for Rayonier Inc. Since 2006, Mr. Blumberg has also been chairman of Mexico Retail Properties, a fully integrated retail real estate company that acquires, develops and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development and redevelopment activities since 1993 and, as of December 31, 2014, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real properties having combined value of approximately $13.6 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg was President of JJM Investments, which owned over 100 shopping center properties in Texas. During the 12 years prior to joining JJM Investments, Mr. Blumberg served in various positions with Manufacturer’s Hanover Real Estate, Inc., Chemical Bank and Chemical Real Estate, Inc., most recently as President of Chemical Real Estate, Inc. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

We believe that Mr. Blumberg’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 20 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, his leadership experience as an executive officer of, and an advisor to, non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Charles B. Duke Director Age: 57 Director since 2006 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the Board of Directors of Industrial Income Trust since December 2009 and as an Independent Director on the board of Industrial Property Trust since March 2013. Mr. Duke is currently founder and CEO of To-Table Inc. (“To-Table”), a retailer of specialty gourmet foods. Prior to founding To-Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers: Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 50 Director since 2006 Member of Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee	Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. From 2003 to 2013, Mr. Sullivan was a private consultant and also the assistant editor of Humanitas, an academic journal published by the National Humanities Institute. Prior to that, from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has eighteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts Degree in Political Theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts Degree in History from Boston College in Chestnut Hill, Massachusetts.

We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our Board are also demonstrated by his experience in international business, finance, and real estate investments.

John P. Woodberry Director Age: 52 Director since 2006 Member of Conflicts Resolution Committee Member of Investment Committee

John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing activities since 1991. From 2007 to 2012, Mr. Woodberry served as the Portfolio Manager for the India and Capital Markets Group of Passport Capital, LLC, a San Francisco-based hedge fund. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City-based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City-based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.

We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Jeffrey L. Johnson, as our Chief Executive Officer, is responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Kincaid, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Kincaid’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.

As an interested director, Mr. Kincaid may not participate as a director in determining the compensation of our Advisor, the renewal of the advisory agreement, or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We, through our Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Conflicts Resolution Committee consists entirely of independent directors, and our Audit Committee consists of a majority of independent directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics specifically for the unique and critical roles of our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.dividendcapitaldiversified.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.

Our Internet address is www.dividendcapitaldiversified.com. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

During the year ended December 31, 2014, our Board of Directors held 14 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the Conflicts Resolution Committee. During 2014, the Audit Committee met four times, and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2014. The Conflicts Resolution Committee has not yet held a meeting. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2014, one of our directors attended the Annual Meeting in person.

Our Board of Directors also adopted a delegation of authority policy on December 5, 2013 and, pursuant to such policy, has established a Management Committee and delegated the authority for certain actions to the Management Committee. The Management Committee is not a committee of our Board of Directors.

Audit Committee. The members of our Audit Committee are Messrs. Duke, Kincaid and Sullivan. Messrs. Duke and Sullivan are each an independent director and Mr. Kincaid is an interested director. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.dividendcapitaldiversified.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.

Investment Committee. The members of our Investment Committee are Messrs. Blumberg, Kincaid, Duke, Sullivan, and Woodberry. Messrs. Duke, Sullivan, and Woodberry are each an independent director, and Messrs. Kincaid and Blumberg are each an interested director. Our Board of Directors has delegated to the Investment Committee (a) certain responsibilities with respect to specific real property and real estate-related debt and securities investments proposed by the Advisor and its product specialists and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board.

Our Board of Directors has delegated to our Investment Committee the authority to approve any real property acquisitions and developments (including real property portfolio acquisitions and developments), for a purchase price or total project cost of up to $25,000,000. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions and developments, including real property portfolio acquisitions and developments, for a purchase price or total project cost greater than $25,000,000, including the financing of such acquisitions and developments. During the year ended December 31, 2014, all real property acquisitions were approved by our Board of Directors.

With respect to real estate-related debt and securities, our Board of Directors has delegated to the Investment Committee the authority to approve real estate-related debt and securities investment thresholds as well as certain responsibilities for approving ongoing monitoring and rebalancing measures within the context of our Board of Directors’ approved real estate-related debt and securities investment strategy and asset allocation framework.

Conflicts Resolution Committee. The members of our Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us, Industrial Income Trust, and Industrial Property Trust, including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for us and are also suitable for Industrial Income Trust and/or Industrial Property Trust.

Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plans. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plans. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Compensation to our Advisor and its Affiliates” section included in this Proxy Statement.

Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by our entire Board of Directors. We do not have a charter that governs the director nomination process.

Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Management Committee. The members of our Management Committee are Jeffrey L. Johnson, M. Kirk Scott, Richard D. Kincaid, Joshua J. Widoff, Gregory M. Moran, Gary M. Reiff (the general counsel of the Advisor), John A. Blumberg, James R. Mulvihill, Evan H. Zucker (Messrs. Blumberg, Mulvihill and Zucker are the managers of the Advisor), and, if deciding upon a disposition, Andrea L. Karp (our Senior Vice President of Real Estate).

With respect to real property investments, the Board of Directors has delegated to the Management Committee the authority to approve all real property dispositions, including real property portfolio dispositions, for a sales price of up to $25,000,000, provided that the total dispositions approved by the Management Committee in any quarter may not exceed $50,000,000. The Board of Directors, including a majority of the independent directors, must approve all real property dispositions, including real property portfolio dispositions, (i) for a sales price greater than $25,000,000, and (ii) once the total dispositions approved by the Management Committee in any quarter equals $50,000,000, for any sales price through the end of such quarter.

With respect to the lease of real property, the Board of Directors has delegated (i) to the President of the Company the authority to approve any lease of real property, on such terms as the President deem necessary, advisable, or appropriate, for total base rent not to exceed $10,000,000 over the base term of the lease, and (ii) to the Management Committee the authority to approve the lease of real property, on such terms as the Management Committee deems necessary, advisable, or appropriate, for total base rent not to exceed $50,000,000 over the base term of the lease.

With respect to capital expenditures (excluding capital expenditures approved by the Board of Directors in the ordinary course of budget approvals), (i) the President of the Company is authorized to approve any capital expenditure of up to $1,000,000 over the line item approved by the Board of Directors in the budget for the specified property, and (ii) the Management Committee is authorized to approve any capital expenditure of up to $5,000,000 over the line item approved by the Board of Directors in the budget for the specified property.

With respect to borrowing and refinancing decisions, the Board of Directors has authorized (i) the Chief Financial Officer to review and approve any proposed new borrowing or refinancing (secured or unsecured) for an amount of up to $25,000,000, (ii) the Management Committee to review and approve any proposed new borrowing (secured or unsecured) for an amount of up to $50,000,000, provided that the total new borrowings approved by the Management Committee in any quarter may not exceed $100,000,000, and (iii) the Management Committee to review and approve any proposed new refinancing (secured or unsecured) for an amount of up to $100,000,000, provided that the total new refinancings approved by the Management Committee in any quarter may not exceed $100,000,000.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Dividend Capital Diversified Property Fund Inc.

c/o Mr. Joshua J. Widoff, Executive Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS

The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Jeffrey L. Johnson	55	Chief Executive Officer
J. Michael Lynch	62	President
M. Kirk Scott	36	Chief Financial Officer and Treasurer
Joshua J. Widoff	44	Executive Vice President, General Counsel and Secretary
Gregory M. Moran	42	Executive Vice President

Jeffrey L. Johnson has served as our Chief Executive Officer since January 2013. Mr. Johnson served as Managing Principal of Lakeshore Holdings, LLC, a private equity real estate firm that he founded, from 2007 through December 2012. Mr. Johnson has also served as the Chief Executive Officer of our Advisor since January 2013. From December 2009 to June 2011, he also served as founder and Managing Principal of Reunion Office Holdings, LLC, a private equity real estate firm, and from January 2009 to November 2009, he served as Chief Investment Officer and Managing Director of Transwestern Investment Company, a private equity real estate firm now known as Pearlmark Real Estate Partners. From 2003 until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007, Mr. Johnson served as Chief Investment Officer, Executive Vice President and Chairman of the Investment Committee of Equity Office Properties Trust. Equity Office Properties Trust was a publicly traded REIT and at that time was the largest publicly traded owner and manager of office properties in the United States. While at Equity Office Properties Trust, Mr. Johnson restructured the investment group and implemented an investment strategy that resulted in over $12.5 billion in transaction volume, providing capital for a $2.6 billion stock repurchase. From 1990 to 1999, Mr. Johnson was a senior executive at Equity Office Properties Trust and its predecessor entities, most recently serving as Chief Investment Officer. Mr. Johnson was instrumental in completing Equity Office Property Trust’s initial public offering in July 1997, setting investment strategies and completing over $9 billion of real estate operating company transactions and property acquisitions. From 1990 to 1996, he was a senior acquisitions officer where he was responsible for acquiring over $1.2 billion of office properties. From 2000 through 2003, Mr. Johnson served as a Managing Director, founding Partner and Co-Head of U.S. Investments for Lehman Brothers Holdings, Inc.’s real estate private equity group, where he was one of six founding members that raised a $1.6 billion first-time fund, built an international investment group and executed a process that resulted in $580 million of equity investments, in over $6.9 billion of real estate, during the fund’s first 30 months.

During his career, Mr. Johnson has overseen acquisition and disposition activity in various real estate and real estate-related investments, including core office properties, development projects, joint ventures, international investments, mezzanine loans and multi-asset class portfolio transactions. He has also been instrumental in numerous significant public and private capital markets and mergers and acquisitions transactions. Mr. Johnson serves on the Northwestern University Kellogg Real Estate Advisory Board. Mr. Johnson is also a member of each of the Urban Land Institute and the Chicago Commonwealth Club. Mr. Johnson received his Master’s Degree in Business Administration from Northwestern University’s Kellogg Graduate School of Management and his Bachelor’s Degree from Denison University.

J. Michael Lynch has served as our President since July 2013. Mr. Lynch has over 30 years of real estate development and investment experience. Prior to joining the Company, Mr. Lynch served as Chief Investment Officer of Arden Realty, Inc., a GE Capital Real Estate Company, from May 2007 to June 2013. While with Arden Realty, Mr. Lynch oversaw capital market activities for a $4.5 billion office and industrial portfolio and led a team responsible for approximately $2 billion in acquisition and disposition activity. From May 2004 to March 2007, he served as Senior Vice President of Investments for Equity Office Properties Trust. While at Equity Office Properties Trust, Mr. Lynch managed office investment activity in major cities in the Western U.S.

and development activity throughout the U.S. and completed transactions valued at over $1.5 billion of core and core-plus properties.

Mr. Lynch serves as an Advisory Board member for American Homes 4 Rent. Mr. Lynch received his Bachelor of Science Degree in Economics, cum laude, from Mount Saint Mary’s College and his Master’s Degree in Architecture from Virginia Polytechnic Institute.

M. Kirk Scott has served as our Chief Financial Officer and Treasurer since April 2009 and served as our Vice President and Controller from April 2008 to September 2011. Since joining us in April 2008, Mr. Scott has overseen and developed investor and lender relations, finance, financial reporting, accounting, budgeting, forecasting, internal audit, securities and tax compliance, lender relations and other related areas of responsibilities. Prior to joining us in 2008, Mr. Scott was Controller of Denver-based NexCore Group, a fully-integrated real estate development and operating company primarily focused within the medical office sector that has developed or acquired over 4.7 million square feet of facilities. Within his capacity as Controller, Mr. Scott directed and oversaw the accounting, financial reporting and compliance, budgeting, forecasting and investor relation functions for the NexCore Group. From 2002 until 2006, Mr. Scott was Assistant Controller at Dividend Capital Group and DCT Industrial Trust Inc. (NYSE: DCT) during that company’s growth from inception to more than $2 billion in assets under management where he was responsible for establishing the organization’s accounting and financial reporting function including compliance with the rules and regulations of the Commission, FINRA, the Internal Revenue Service and various state blue sky laws. Prior thereto, Mr. Scott was an auditor with KPMG focused on various real estate assignments. Mr. Scott holds a Bachelor’s Degree in Accounting, cum laude, from the University of Wyoming.

Joshua J. Widoff has served as Executive Vice President, General Counsel and Secretary since October 2010, and served as Senior Vice President, Secretary and General Counsel from September 2007 to October 2010. Mr. Widoff has served as the Executive Vice President, General Counsel and Secretary of Industrial Income Trust since December 2013 and as its Senior Vice President, General Counsel and Secretary since May 2009 and has served as the Executive Vice President, General Counsel and Secretary of Industrial Property Trust since September 2012. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group since October 2010. Prior to joining us in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as a Vice-Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s Degree from Trinity University in Texas and his Juris Doctor Degree from the University of Colorado School of Law.

Gregory M. Moran has served as Executive Vice President since July 2013. Mr. Moran also has served as a Vice President of Investments of Dividend Capital Group LLC and Dividend Capital Total Advisors Group LLC since August 2005. Mr. Moran has been an active participant in the institutional real estate community since 1998. From December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees’ Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments and relationship management for over a dozen joint venture partners and advisors of the fund. From September 1998 through December 2001, Mr. Moran worked in the

Capital Markets Group at Sonnenblick Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor’s Degree in Business Administration and Master’s Degree in Professional Accounting from the University of Texas at Austin — McCombs School of Business. He is also a CFA Charterholder, and a member of the CFA Institute, Urban Land Institute and Pension Real Estate Association.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We pay each of our independent directors $8,750 per quarter plus $2,000 for each regular Board of Directors meeting attended in person, $1,000 for each regular Board of Directors meeting attended by telephone, and $2,000 for each committee meeting and each special Board of Directors meeting attended in person or by telephone. We also pay the chairman of the Audit Committee an annual retainer of $7,500 (prorated for a partial term). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees our Advisor, participate in recommending compensation for our directors.

RSU Awards

In addition, at each annual meeting of stockholders the independent directors will automatically, upon election, receive an award (“Annual Award”), pursuant to either the Equity Incentive Plan or the Secondary Plan (as defined below under “Equity Incentive Plans”), of $10,000 in restricted stock units (“RSUs”) with respect to Class I shares of our common stock, with the number of RSUs based on the NAV per Class I share as of the end of the day of the annual meeting. Independent directors appointed after an annual meeting will, upon appointment, receive a pro rata Annual Award, with the number of RSUs based on the Class I NAV as of the end of the day of appointment and reflecting the number of days remaining until the one-year anniversary of the prior annual meeting of stockholders (or, if earlier and if scheduled as of the day of appointment, the date of the next scheduled annual meeting of stockholders).

RSUs will vest if and when the director completes the term for which he or she was elected/appointed. Unvested awards will also vest in the event of death or disability of the director or upon a change of control of our company. Unvested awards will be forfeited if the director’s term in office terminates prematurely for any other reason. The directors may elect to defer settlement of vested awards in shares pursuant to Section 409A of Internal Revenue Code of 1986, as amended (the “Code”).

The following table sets forth information concerning the compensation of our independent directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Charles B. Duke	$93,125	$14,880	$108,005
Daniel J. Sullivan	83,750	14,880	98,630
John P. Woodberry	71,750	14,880	86,630

Total	$248,625	$44,640	$293,265

(1)	This column includes fees earned in 2013 and paid in 2014. The amounts earned in 2013 and paid in 2014 are: $16,625 for Mr. Duke, $12,750 for Mr. Sullivan, and $12,750 for Mr. Woodberry. This column also includes fees earned in 2014, a portion of which were paid in 2015. The amounts paid in 2015 are: $20,625 for Mr. Duke, $18,750 for Mr. Sullivan, and $14,750 for Mr. Woodberry.
(2)	Includes (i) a pro rata Annual Award made on January 2, 2014, to each independent director then in office, with the number of RSUs based on the Class I NAV as of the end of the day on January 2, 2014, and reflecting the number of days remaining until the one-year anniversary of the 2013 annual meeting of stockholders, and (ii) an Annual Award made on June 25, 2014, to each independent director then in office, with the number of RSUs based on the Class I NAV as of the end of the day on June 25, 2014, and reflecting the number of days remaining until the one-year anniversary of the 2014 annual meeting of stockholders.

Executive Compensation

Compensation Discussion and Analysis

Because our advisory agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the advisory agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.

Compensation Committee Report

We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis above with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke

Daniel J. Sullivan

John P. Woodberry

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2014, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2014, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.

Equity Incentive Plans

Amended and Restated Equity Incentive Plan

On December 5, 2013, our Board of Directors adopted the Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”).

The Equity Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock, stock units and/or other stock-based awards to our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates and other advisors and consultants of ours and of the Advisor selected by the plan administrator for participation in the Equity Incentive Plan. Any such stock options, stock appreciation rights, restricted stock, stock units and/or other stock-based awards will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.

Our Board of Directors administers the Equity Incentive Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.

An aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Equity Incentive Plan. In addition, to any individual in any single calendar year no more than 200,000 shares may be made subject to stock options or stock appreciation rights under the Equity Incentive Plan and no more than 200,000 shares may be made subject to other stock-based awards under the Equity Incentive Plan. Further, our Board of Directors adopted an administrative rule, which is subject to change at any time, to the effect that it will not approve the issuance of new awards under the plan (other than the initial grant of options to our independent directors) if, after giving pro forma effect to such issuance, the aggregate number of shares of our common stock subject to all outstanding awards exceeds 4% of the sum of (i) the number of shares of our then outstanding common stock and (ii) the number of then outstanding OP Units in the Company’s operating partnership, Dividend Capital Total Operating Partnership LP (the “Operating Partnership”), other than those held by us. If any shares subject to an award under the Equity Incentive Plan are forfeited, cancelled, exchanged or surrendered or an award terminates or expires without a distribution of shares or if shares are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award, such number of shares will again be available for awards under the Equity Incentive Plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.

Under the Equity Incentive Plan, our Board of Directors will determine the treatment of awards in the event of a change in our control. The Equity Incentive Plan will automatically expire on January 12, 2016, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the Equity Incentive Plan at any time. The expiration or other termination of the Equity Incentive Plan will have no adverse impact on any award that is outstanding at the time the Equity Incentive Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Equity Incentive Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to Equity Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Equity Incentive Plan.

On March 12, 2015, our Board of Directors adopted the Second Amended and Restated Equity Incentive Plan, subject to stockholder approval. See Proposal No. 3 for a description of the Second Amended and Restated Equity Incentive Plan.

Secondary Equity Incentive Plan

On December 5, 2013, the Board of Directors also adopted the Secondary Equity Incentive Plan (the “Secondary Plan”). The Secondary Plan is substantially similar to the Equity Incentive Plan, except that under the Secondary Plan, an eligible participant is any person, trust, association or entity to which the plan administrator desires to grant an award. An aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards under the Secondary Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Secondary Plan.

On March 12, 2015, our Board of Directors adopted the Amended and Restated Secondary Equity Incentive Plan, subject to stockholder approval. See Proposal No. 4 for a description of the Amended and Restated Secondary Equity Incentive Plan.

The following table gives information regarding our equity incentive plans as of December 31, 2014.

	Equity Compensation Plans Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans approved by security holders	94,302	(3)	$11.00	1,872,992
Equity compensation plans not approved by security holders	—		—	1,993,052

Total / Weighted Average	94,302		$11.00	3,866,044

(1)	Weighted-average exercise price represents the option strike price for 90,000 options to purchase Class E shares for $11.00 issued to our three independent directors. RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not been settled as of December 31, 2014, are included in the number of securities to be issued upon exercise of outstanding options, warrants, and rights but are not reflected in the weighted-average exercise price of outstanding options, warrants, and rights.
(2)	We have two equity incentive plans. Under each plan, an aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards, although the Board of Directors, as of December 31, 2014, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under each plan.
(3)	As of December 31, 2014, includes (i) options to purchase 90,000 Class E shares of our common stock that were granted to our independent directors and had vested but had not yet been exercised, and (ii) 4,302 RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not yet vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 1, 2015, the amount of each class of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Common Stock of Applicable Class
Dividend Capital Total Advisors LLC (2)	20,000 Class E shares	*
	33,013 Class I shares (3)	*
John A. Blumberg (Director) (2)	36,822 Class I shares	*
Charles B. Duke (Independent Director)	30,000 Class E shares (4)	*
	721 Class I shares	*
Richard D. Kincaid (Chairman and Director)	30,449 Class I shares	*
Daniel J. Sullivan (Independent Director)	30,000 Class E shares (4)	*
	712 Class I shares	*
John P. Woodberry (Independent Director)	30,000 Class E shares (4)	*
	5,712 Class I shares	*
Jeffrey L. Johnson (Chief Executive Officer)	83,203 Class I shares	*
J. Michael Lynch (President)	34,319 Class I shares	*
M. Kirk Scott (Chief Financial Officer and Treasurer)	18,381 Class I shares	*
Joshua J. Widoff (Executive Vice President, General Counsel and Secretary)	8,169 Class I shares	*
Gregory M. Moran (Executive Vice President)	3,707 Class I shares	*
Beneficial ownership of Common Stock by all directors and executive officers as a group (10 persons) (2)	110,000 Class E shares (5)	*
	239,617 Class I shares	1.8%

*	Less than 1%.
(1)	Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The Advisor and the parent of the Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker.
(3)	Amount owned by the Advisor includes 18,654 Class I shares also beneficially owned by certain senior officers of the Advisor, which we expect will be settled to such senior officers within 60 days.
(4)	On April 3, 2006, pursuant to the terms of our equity incentive plan, each of our independent directors was automatically granted a non-qualified option to purchase 10,000 Class E shares of common stock. Each such option has a maximum term of ten years and will vest according to the following schedule: 20% of the covered shares on the date of grant, and an additional 20% of such shares on each of the first four anniversaries of the date of grant, subject in each case to the director continuing to serve on our Board of Directors as of such vesting date. On August 27, 2007, August 21, 2008, June 29, 2009, and June 29, 2010, respectively, each of our independent directors was granted an option to purchase 5,000 Class E shares of common stock. These options fully vested two years after the grant date.
(5)	Includes 20,000 Class E shares held by the Advisor and vested options to purchase 90,000 Class E shares of common stock held by our independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on review of copies of such reports, during the year ended December 31, 2014, all of such reporting persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisory Agreement

We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, the Operating Partnership, and our Advisor are party to an Eighth Amended and Restated Advisory Agreement, dated as of July 12, 2012, which we refer to herein as the “Advisory Agreement”. On June 26, 2014, we, the Operating Partnership and our Advisor agreed to renew the Advisory Agreement effective as of June 30, 2014 for an additional one-year term expiring June 30, 2015. The terms of the Advisory Agreement otherwise remain unchanged. The current term of the Advisory Agreement is one year and expires on June 30 of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our officers and our interested directors are all employees or principals of our Advisor. Our Advisor is presently directly or indirectly majority owned, controlled, and/or managed by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Under the terms of the Advisory Agreement, our Advisor uses its best efforts, subject to the oversight, review, and approval of the Board of Directors, to perform the following:

•	Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

•	Assist our Board of Directors in developing, overseeing, implementing, and coordinating our daily net asset value (“NAV”) procedures;

•	Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our daily NAV;

•	Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;

•	Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;

•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•	Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships; and

•	Arrange for financing and refinancing of our assets.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•	Immediately by us for “cause” (as defined in the Advisory Agreement) or upon the bankruptcy of our Advisor;

•	Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or

•	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Compensation to our Advisor

Our Advisor and its affiliates are paid fees and reimbursed certain expenses in connection with services they provide to us. In connection with our current public offering, we entered into the Advisory Agreement, which modified the fees and expense reimbursements payable to our Advisor. In the event the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee. Our Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners or co- owners of our properties for services provided to them with respect to their proportionate interests. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including without limitation, through us or our subsidiaries), to our Advisor may be more or less than similar fees that we pay to our Advisor pursuant to the Advisory Agreement.

The following table summarizes all of the compensation and fees, including reimbursement of expenses, that are payable by us to our Advisor.

• Advisory Fees — Advisor

In consideration for the asset management services it provides on our behalf, we pay our Advisor an advisory fee equal to: (1) a fixed component that accrues daily in an amount equal to 1/365th of 1.15% of the “Aggregate Fund NAV” (defined as the aggregate NAV of our Class E shares, Class A shares, Class W shares, and Class I shares, along with the OP Units in our Operating Partnership held by third parties) for such day, which is payable monthly in arrears, and (2) a performance component calculated on the basis of the overall non-compounded investment return provided to holders of “Fund Interests” (defined as our Class E shares, Class A shares, Class W shares, and Class I shares, along with the OP Units in our Operating Partnership held by third parties) such that our Advisor receives 25% of the overall return in excess of 6%; provided that in no event may the performance component exceed 10% of the overall return for such year, and subject to certain other limitations.

We also pay our Advisor a development management fee equal to 4.0% of the cost to develop, construct, or improve any real property assets.

In addition, we pay our Advisor a fee of 1.0% of the total consideration we receive upon the sale of real property assets.

Further, for providing a substantial amount of services in connection with the sale of a property, as determined by a majority of our independent directors, we pay our Advisor up to 50.0% of the reasonable, customary, and competitive commission paid for the sale of a comparable real property, provided that such amount shall not exceed 1.0% of the contract price of the property sold and, when added to all other real estate commissions paid to unaffiliated parties in connection with the sale, may not exceed the lesser of a competitive real estate commission or 6.0% of the sales price of the property.

• Expense Reimbursement — Advisor	Subject to certain limitations, we reimburse our Advisor for all of the costs it incurs in connection with the services it provides to us, including, without limitation, our allocable share of our Advisor’s overhead, which includes but is not limited to our Advisor’s rent, utilities, and personnel costs, as well as a portion of the compensation payable to our principal executive officer and our principal financial officer. We do not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee.

• Organization and Offering Expense Reimbursement — Advisor or its affiliates, including the Dealer Manager	We pay directly, or reimburse our Advisor and our Dealer Manager (as defined herein) if they pay on our behalf, any organization and offering expenses (other than selling commissions, the dealer manager fee, distribution fees, the primary dealer fee, and certain other amounts) as and when incurred. After the termination of the current primary offering and again after termination of the offering under our distribution reinvestment plan, our Advisor has agreed to reimburse us to the extent that total cumulative organization and offering expenses (including selling commissions, the primary dealer fee, the dealer manager fee, and distribution fees) that we incur exceed 15% of our gross proceeds from the applicable offering.

Property Management Agreement

We are a party to a property management agreement dated January 9, 2006, or the “Property Management Agreement”, with Dividend Capital Property Management LLC, or the “Property Manager”. Under the Property Management Agreement, the Property Manager may perform certain property management services for us and our Operating Partnership. The Property Manager is an affiliate of our Advisor and was organized in April 2002 to lease and manage real properties acquired by Dividend Capital-affiliated entities or other third parties. Pursuant to the Property Management Agreement, we will pay the Property Manager a property management fee equal to a market-based percentage of the annual gross revenues of each of our real properties managed by the Property Manager. The actual percentage will be variable and is dependent upon geographic location and product type (such as office, industrial, retail, multifamily, hospitality, and other property types). In addition, we may pay the Property Manager a separate fee for the one-time initial lease-up of newly constructed real properties it manages for us in an amount not to exceed the fee customarily charged in arm’s-length transactions by others rendering similar services in the same geographic area for similar real properties as determined by a survey of brokers and agents in such area. Historically, we have primarily relied on third-party property managers, and we have not paid any significant amount of a property management fee to the Property Manager. The Property Manager is presently directly or indirectly majority owned, controlled, and/or managed by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Dealer Manager Agreement

We have entered into a dealer manager agreement dated July 12, 2012, or the “Dealer Manager Agreement,” with Dividend Capital Securities LLC, or the “Dealer Manager,” in connection with our “best efforts” offering of Class A, Class W and Class I shares of our common stock pursuant to a Registration Statement on Form S-11 (Reg. No. 333-175989) (the “Offering”). Pursuant to the Dealer Manager Agreement, our Dealer Manager serves as the dealer manager for the offering. Our Dealer Manager is an entity related to our Advisor and a member firm of FINRA.

Under the Dealer Manager Agreement, our Dealer Manager provides certain sales, promotional, and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. Pursuant to the Dealer Manager Agreement, we pay our Dealer Manager a sales commission of up to 3.0% of the NAV per Class A share sold in the primary offering, subject to the reduction of the sales commission in certain circumstances, and a distribution fee which accrues daily in an amount equal to 1/365th of 0.50% of the amount of our NAV per share for our Class A shares for such day. We also pay our Dealer Manager a dealer manager fee which accrues daily in an amount equal to 1/365th of 0.60% of our NAV per share for each of our Class A and Class W shares and in an amount equal to 1/365th of 0.10% of our NAV per share for our Class I shares for such day. We will continue paying such dealer manager fees and distribution fee with respect to shares sold in the offering until the earlier to occur of the following: (i) a listing of the class of such shares on a national securities exchange, (ii) following the completion of the offering, total underwriting compensation in the offering equaling 10% of the gross proceeds from the primary portion of the offering, or (iii) such shares no longer being outstanding. The sales commissions, distribution fees, and dealer manager fees may all be reallowed to participating broker dealers who are members of FINRA. Our Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts described above under “— Compensation to our Advisor”. Our Dealer Manager is presently directly or indirectly majority owned, controlled, and/or managed by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Pursuant to an amendment to our Dealer Manager Agreement entered into on May 31, 2013, from time to time we may agree to pay the Dealer Manager a primary dealer fee in the amount of up to 5.0% of the gross proceeds raised from the sale of Class I shares in the primary portion of the Offering, provided that the total gross proceeds raised with respect to which the primary dealer fee will apply may not exceed $300,000,000. Pursuant to this amendment, the Dealer Manager retains 0.5% of such gross proceeds and reallows the remainder of the primary dealer fee to the participating broker-dealers involved in selling such Class I shares based on the portion of the gross proceeds raised from their customers. The primary dealer fee is considered underwriting compensation (as defined in accordance with, and subject to the underwriting compensation limits of, applicable FINRA rules). As of December 31, 2014, we have paid a primary dealer fee of $3.6 million with respect to $71.1 million of the total gross proceeds raised in the Offering. The maximum primary dealer fee we will pay our Dealer Manager pursuant to the amendment is $15 million, although in the future we may enter into subsequent amendments to the Dealer Manager Agreement to provide for additional primary dealer fee payments.

Compensation to our Advisor and its Affiliates

The table below provides information regarding fees and expenses paid or payable to our Advisor, our Dealer Manager, and their affiliates in connection with their services provided to us. The table includes amounts incurred and payable for the year ended December 31, 2014 (amounts in thousands).

	Incurred For the Year Ended December 31, 2014	Payable as of December 31, 2014
Advisory fees (1)	$15,919	$1,712
Development management fee	181	58
Dealer manager, distribution and primary dealer fees (2)	2,533	34
Other reimbursements (3) (4)	8,818	142
Asset management fees related to the disposition of real properties	2,064	—

Total	$29,515	$1,946

(1)	Amounts reported for the year ended December 31, 2014 include approximately $653,000, that we were not obligated to pay in cash in consideration of the issuance of approximately 123,000 shares of our Class I common stock to the Advisor. Such shares were issued on April 15, 2014 upon the settlement of restricted stock units issued to our Advisor on April 7, 2014, and will be recognized as Advisory fees expense over a one year period.
(2)	During 2014, we paid approximately $2.2 million pursuant to a selected dealer agreement, under which we paid the Dealer Manager a primary dealer fee of 5.0% of the gross proceeds raised from the sale of Class I shares sold by Raymond James & Associates, Inc. (“Raymond James”), a third-party broker dealer, in the primary offering made before August 31, 2014. The Dealer Manager retained 0.5% of such gross proceeds and reallowed the remainder of the primary dealer fee to Raymond James.

(3)	Includes $333,000 to reimburse a portion of the salary and benefits for our principal executive officer, Jeffrey L. Johnson, and $499,184 to reimburse a portion of the salary and benefits for our principal financial officer, M. Kirk Scott, for services provided to us. Our principal executive officer and principal financial officer also receive additional compensation from our Advisor or its affiliates that we do not reimburse.
(4)	Includes approximately $2.0 million in offering-related expenses incurred by our Advisor during the year ended December 31, 2014.

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors also supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are carried out. Our Board of Directors also reviews all of our general and administrative expenses on at least an annual basis, which includes certain amounts reimbursed by us to our Advisor.

Product Specialists

In addition to utilizing its own management team, our Advisor has formed strategic alliances with recognized leaders in the real estate and investment management industries. These alliances are intended to allow our Advisor to leverage the organizational infrastructure of experienced real estate developers, operators and investment managers and to potentially give us access to a greater number of real property, debt related and real estate securities investment opportunities. The use of product specialists or other service providers does not eliminate or reduce our Advisor’s fiduciary duty to us. Our Advisor retains ultimate responsibility for the performance of all of the matters entrusted to it under the Advisory Agreement.

Our Advisor’s product specialists are and will be compensated through a combination of (i) reallowance of acquisition, disposition, asset management and/or other fees paid by us to our Advisor and (ii) potential profit participation in connection with specific portfolio asset(s) identified by them and invested in by us. We may enter into joint ventures or other arrangements with affiliates of our Advisor to acquire, develop and/or manage real properties. Our Advisor had previously entered into joint venture and/or product specialist arrangements with three additional affiliates (Dividend Capital Investments LLC, Hudson River Partners Real Estate Investment Management L.P., and FundCore LLC). The agreements with these three affiliates were terminated prior to December 31, 2012.

BCG TRT Advisors LLC

During the year ended December 31, 2012, our Advisor entered into a product specialist agreement with BCG TRT Advisors LLC (“BCG”), in connection with advisory services related to our investments in real estate securities assets. Pursuant to this agreement, a portion of the asset management fee that our Advisor receives from us related to real estate securities investments is reallowed to BCG in exchange for services provided. Approximately $35,000 was incurred related to services provided by BCG during the year ended December 31, 2014.

Policies and Procedures for Conflict Resolution and Review of Related Party Transactions

We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates, and other situations in which our interests may differ from those of our Advisor or its affiliates. On September 27, 2010, our Board of Directors adopted amended conflicts of interest resolutions procedures. Our charter also contains certain requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates, on the other hand.

Independent Directors

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. In addition, our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Acquisitions Involving Affiliates and Other Related Entities

We will not purchase or lease real properties in which our Sponsor, our Advisor, any of our directors, or any of their affiliates has an interest without a determination by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Sponsor, our Advisor, such director or such affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Sponsor, our Advisor, our directors or any of their affiliates unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) determine that the transaction is fair and reasonable to us.

Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Sponsor, our Advisor, our directors, or any of their affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Sponsor, our Advisor, our directors, or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our Sponsor, our Advisor, our directors, or any of their affiliates (i) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our Sponsor, our Advisor, our directors, or any of their affiliates in connection with our repurchase of our common stock.

Loans and Expense Reimbursements Involving Affiliates

Except with respect to certain mortgage loans as described above or loans to wholly owned subsidiaries, we will not make any loans to our Sponsor, our Advisor, our directors, or any of their affiliates. In addition, we will not borrow from these parties unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or our Advisor or its affiliates.

REPORT OF THE AUDIT COMMITTEE

In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Dividend Capital Diversified Property Fund Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2014.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of KPMG LLP with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman

Richard D. Kincaid

Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2014, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Total fees billed to us by KPMG LLP for the years ended December 31, 2014 and 2013 were $800,470 and $816,296, respectively, and consisted of the following:

	Fiscal Year 2014	Fiscal Year 2013
Audit Fees:	$800,470	$816,296
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total:	$800,470	$816,296

All fees were determined to be “Audit Fees”. Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.

The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2014 and 2013 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2014. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL NO. 3: APPROVAL OF THE SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN

On March 12, 2015, our Board of Directors adopted the Second Amended and Restated Equity Incentive Plan (the “Amended Plan”), subject to stockholder approval. The Amended Plan is the second amendment and restatement of our current equity incentive plan, the Equity Incentive Plan, which was originally adopted by the Board of Directors and approved by our stockholders on January 12, 2006. The Equity Incentive Plan is scheduled to expire by its terms on January 12, 2016. Accordingly, we are asking our stockholders to approve the Amended Plan so that we may continue granting the equity awards necessary to obtain and retain the services of eligible individuals who are important to our long range success.

The main changes in the Amended Plan are (i) clarifying that awards may be granted to any prospective director, officer, employee, consultant, or advisor of the Company and its external advisor; (ii) permitting the grant of cash-based awards; (iii) listing the performance criteria based on which performance goals may be established for awards; (iv) prohibiting shares withheld or tendered to pay the exercise price or tax withholding obligations relating to an award from again becoming available for future awards under the Amended Plan; (v) expressly prohibiting reload options; (vi) requiring dividends and dividend equivalents to be deferred until vesting or settlement of restricted stock and restricted stock units that vest based on attainment of performance goals; (vii) expressly prohibiting tax gross-up payments relating to awards; (viii) adding a clawback provision; (ix) extending the term of the Amended Plan until March 12, 2025; and (x) other minor clarifications. We are not increasing the number of shares which may be issued upon grant, vesting, exercise or settlement of awards from that permitted under the Equity Incentive Plan.

The key terms of the Amended Plan are summarized below.

Key Features Designed to Protect Stockholders’ Interests

Our commitment to strong corporate governance and preserving stockholder value is demonstrated by the following features of the Amended Plan:

•	No Evergreen Feature. The Amended Plan expires on March 12, 2025. In addition, the maximum number of shares available for issuance under the Amended Plan cannot be increased without stockholder approval.

•	Limited Share Recycling. The Amended Plan does not allow for aggressive share recycling. This means that any shares surrendered to us as payment of the exercise price of an award or used to pay tax withholding obligations with an award will not be made available for future awards. Limited share recycling ensures that our stockholders will be asked to approve share increases under the Amended Plan more often.

•	No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years.

•	No Repricing. Stockholder approval is required for any repricing of stock options, stock appreciation rights, and other awards other than in connection with a corporate transaction.

•	No Reload Options. No stock option granted under the Amended Plan contains a reload feature that results in a new option automatically granted upon delivery of shares to the Company in payment of the exercise price or any tax withholding obligation.

•	Maximum Term Specified. Stock options and stock appreciation rights must have a term no longer than ten years’ duration.

•	Per-Participant Limits on Awards. The Amended Plan limits the size or value of awards that may be granted during any one year to any one participant.

•	Award Design Flexibility. Different kinds of awards may be granted under the Amended Plan, giving us the flexibility to design awards to complement other elements of compensation and to support our attainment of strategic goals.

•	Performance Awards. The Amended Plan permits the grant of awards that are payable only upon the attainment of specified performance goals.

•	No Current Payment of Dividends or Dividend Equivalents on Performance Awards. The Amended Plan prohibits the payment of dividends or dividend equivalents on awards that vest based on attainment of performance goals unless and until vesting occurs.

•	No Transfers. Participants are prohibited from transferring awards under the Amended Plan.

The Amended Plan’s administrator has full discretion to determine the number of awards granted to participants under the Amended Plan, subject to an annual limitation on the total number or value of awards that may be granted to any one person. No awards have been granted that are contingent on stockholder approval of the Amended Plan.

The following is a summary of the principal features of the Amended Plan, but it is qualified in its entirety by reference to the full text of the Amended Plan, which appears as Exhibit A to this Proxy Statement and which has been marked to show the proposed changes from the Equity Incentive Plan as Exhibit B.

Purpose of the Amended Plan

The purpose of the Amended Plan is to enable us and our Advisor and its affiliates to obtain and retain the services of eligible individuals who are important to our long range success of the Company, by offering such individuals an opportunity to participate in the our growth through the ownership of our shares. To allow us to continue to do so, our Board of Directors approved the Amended Plan, subject to stockholder approval.

Shares Available Under the Amended Plan

An aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Amended Plan. Shares of our common stock include unclassified (or “Class E”) shares as well as Class A, Class W and Class I shares. If any shares subject to an award are forfeited or cancelled, or if an award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for awards under the Amended Plan. By contrast, if shares are surrendered or withheld as payment of the exercise price of an award or withholding taxes in respect of an award, the shares with respect to such award shall, to the extent of any such surrender or withholding, no longer be available for awards under the Amended Plan.

The maximum number of shares that may subject to incentive stock options under Section 422 of the Code is 5.0 million shares. To any individual in any single calendar year, no more than 200,000 shares may be made subject to stock options or stock appreciation rights under the Amended Plan and no more than 200,000 shares may be made subject to other stock-based awards under the Amended Plan. In addition, no more than $1.0 million may be paid under a cash-based award to any individual in any single calendar year.

In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan. Fractional shares that result from any adjustment will be disregarded.

Administration

We expect that our Board of Directors will administer the Amended Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Amended Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Amended Plan will be transferable except through the laws of descent and distribution. Under the Amended Plan, the plan administrator will determine the treatment of awards in the event of a change in our control.

Eligibility and Participation

Our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates and other advisors and consultants of ours and of the Advisor may be selected by the plan administrator for participation in the Amended Plan. As of the date of this Proxy Statement, five non-employee directors and approximately 55 other persons rendering services to us would be eligible to participate in the Amended Plan.

Awards

The Amended Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and/or cash awards, as described below:

Stock Options. Stock options entitle a participant, upon exercise, to purchase a specified number of shares at a fixed price for a limited time period. The plan administrator may grant incentive and nonqualified stock options under the Amended Plan. Stock options generally must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years. “Fair market value” generally means the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market. The Amended Plan provides other methods of determining fair market value depending on where our shares are listed. As of March 17, 2015, the fair market value of our common stock for purposes of the Amended Plan was $7.19 per share.

Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Only stock options granted to employees qualify as incentive stock options.

Stock options expire on the date the plan administrator determines at the time of grant. No stock options are exercisable after the tenth anniversary of their grant. Stock options may be exercised in whole or in installments, but no stock option may be exercisable for a fraction of a share. Shares purchased upon the exercise of stock options must be fully paid at the time of exercise in cash or any other consideration the plan administrator allows.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are rights to receive a payment equal to the excess of the fair market value of our shares on the date the SARs are exercised over the exercise price of the SARs. Like stock options, stock appreciation rights generally must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years. Payment upon exercise of SARs may be in cash, shares, or a combination of the two, as the plan administrator allows.

Upon exercise of SARs, the participant is entitled to receive payment in an amount calculated by multiplying the excess of the fair market value of our shares on the exercise date over the exercise price of the SARs by the number of shares exercised.

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be awarded to participants under terms the plan administrator establishes. An award of restricted stock results in the immediate issuance of shares, giving a participant immediate rights of ownership in the shares, subject to restrictions. An award of restricted stock units is a contractual right to receive shares that is subject to restrictions. Restrictions on restricted stock and restricted stock units are determined by the plan administrator and may include, among other things, transferability restrictions and vesting conditions (including vesting based on the attainment of performance goals.

Other Stock- and Cash-Based Awards. The Amended Plan allows the plan administrator to grant other stock- and cash-based awards with terms and conditions determined by the plan administrator. The issuance of shares or payment of cash under other stock- and cash-based awards may be conditioned on the attainment of performance goals.

Performance Goals. A performance goal is a pre-established, objective goal based on a performance criteria measured over a pre-established performance period, the attainment of which goal could be determined by a third party having knowledge of the relevant facts. The performance criteria listed in the Amended Plan are as follows: are as follows: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners’ equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) net or gross operating income (before or after taxes) or growth thereof, including same store net operating income; (h) total stockholder returns; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth and growth of adjusted or modified funds from operations; (l) share price (including, but not limited to, growth measures and total stockholder return); (m) pre-tax profits; (n) net asset value; (o) total property return; (p) capital expenditure; (q) expense levels or ratios and reduction of expenses and costs; (r) customer satisfaction; and/or (s) strategic metrics, including capital allocation and investment strategy, execution of transition and development plans, branding or rebranding, management effectiveness, staffing development, team building and management, office relocation, management of legal and regulatory matters; management of co-investment relationships and joint ventures.

The current plan does not include a list of performance criteria, so stockholders are being asked to approve these performance criteria as part of their approval of the entire Amended Plan.

If an award vests based on the attainment of performance goals, payment of any dividend or dividend equivalent is deferred until vesting.

New Plan Benefits and Certain Previous Awards

Awards granted under the Amended Plan are at the discretion of the plan administrator, so we cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees (if we have any in the future), including all current officers who are not executive officers, as a group.

During our fiscal year ended December 31, 2014, a total of 4,302 restricted stock units relating to our Class I shares of common stock were granted pursuant to the Equity Incentive Plan, our current equity incentive plan, to our current directors who are not executive officers. No other awards were granted under the Equity Incentive Plan in the fiscal year ended December 31, 2014.

90,000 Class E shares of our common stock are or have been subject to stock options awarded pursuant to the Equity Incentive Plan since its inception. All of these options were received by our current directors who are not executive officers. No other shares of our common stock are or have been subject to stock options awarded pursuant to the Equity Incentive Plan.

Duration, Amendment, and Termination

No awards may be granted under the Amended Plan, if approved by stockholders, on or after March 12, 2025. The Amended Plan may, however, be terminated by our Board of Directors earlier than as scheduled.

If approved by stockholders, the Amended Plan will become effective on the date of such approval and automatically expire on March 12, 2025, unless earlier terminated by our Board of Directors. Our Board of Directors may terminate the Amended Plan at any time. The expiration or other termination of the Amended Plan will have no adverse impact on any award that is outstanding at the time the Amended Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Amended Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to the Amended Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Amended Plan. The same is true for any amendment to remove the prohibition on repricing. No amendment will be made that could jeopardize the status of the Company as a real estate investment trust under the Code.

Federal Income Tax Consequences

The following is a general summary of the federal income tax treatment of certain awards that are authorized for grant under the Amended Plan based on the provisions of the Code as of the date of this Proxy Statement. Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the Amended Plan in their country of origin. This summary is not intended to be exhaustive, and the exact tax consequences to any participant depend on specific facts and circumstances. Participants should consult their tax adviser about any state, local and non-U.S. tax considerations or relevant federal tax implications of awards granted under the Amended Plan.

Incentive Stock Options. An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option that qualifies under Section 422 of the Code. Option holders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option normally recognize capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies these holding periods, on the sale of the shares, we are not entitled to any deduction for federal income tax purposes. Where an option holder disposes of shares within two years after the grant date or within one year after the exercise date (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the exercise price (not to exceed the gain realized on sale, if the disposition is a transaction with respect to which loss, if sustained, would be recognized) is taxed as ordinary income at the time of disposition. Any gain in excess of that amount is capital gain. If loss is recognized, there is no ordinary income, and such loss is capital loss. Any ordinary income recognized by the option holder on the disqualifying disposition of our shares generally results in a deduction by us for federal income tax purposes.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. An option holder generally recognizes no taxable income as a result of the grant of the option. On the exercise of a nonqualified stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date), is taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonqualified stock option.

Restricted Stock and Restricted Stock Units. Any cash and the fair market value of any shares received by a participant under an award of restricted stock or restricted stock units are generally includible in the participant’s ordinary income. In the case of restricted stock, this amount is includible in the participant’s income when the award vests, unless the participant filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the grant date. In the case of restricted stock units, generally, any cash and the fair market value of any shares received by a participant are includible in income when the award is paid. Any dividends or dividend equivalents paid on the unvested portion of an award of restricted stock or restricted stock units are also ordinary income for a participant.

Other Stock- and Cash-Based Awards. When a stock-based award is settled in unrestricted shares, a participant recognizes ordinary income equal to the fair market value of the shares on the date of receipt less any amount paid for the shares. For an award payable in cash, the participant recognizes ordinary income equal to the amount of cash received. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder of a stock- or cash-based award upon issuance of shares or payment in cash.

Deductibility of Compensation. The Code allows publicly held corporations to deduct compensation that is in excess of $1 million dollars paid to the Company’s chief executive officer and or any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance criteria and where certain statutory requirements are satisfied. It is intended that compensation arising from awards granted under the Amended Plan that are based on performance criteria, and stock options and stock appreciation rights, are to be deductible by us as qualified performance-based compensation not subject to the $1 million limitation on deductibility under the Code. Despite this, we reserve the right to grant awards under the Amended Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4: APPROVAL OF THE AMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN

On March 12, 2015, our Board of Directors adopted the Amended and Restated Secondary Equity Incentive Plan (the “Amended Secondary Plan”), subject to stockholder approval. The Amended Secondary Plan is an amendment and restatement of our current secondary equity incentive plan, the Secondary Plan, which was originally adopted by the Board of Directors on December 5, 2013. The Amended Secondary Plan has never been approved by our stockholders. The Secondary Plan is scheduled to expire by its terms on January 12, 2016. Accordingly, we are asking our stockholders to approve the Secondary Plan so that we may continue granting the equity awards necessary to obtain and retain the services of eligible individuals who are important to our long range success.

The main changes in the Amended Secondary Plan are (i) prohibiting shares withheld or tendered to pay the exercise price or tax withholding obligations relating to an award from again becoming available for future awards under the Amended Secondary Plan; (ii) expressly prohibiting reload options; (iii) requiring dividends and dividend equivalents to be deferred until vesting or settlement of restricted stock and restricted stock units that vest based on attainment of performance goals; (iv) expressly prohibiting tax gross-up payments relating to awards; (v) adding a clawback provision; (vi) extending the term of the Amended Secondary Plan until March 12, 2025; and (vii) other minor clarifications. We are not increasing the number of shares which may be issued upon grant, vesting, exercise or settlement of awards from that permitted under the Secondary Plan.

The key terms of the Amended Secondary Plan are summarized below.

Key Features Designed to Protect Stockholders’ Interests

Our commitment to strong corporate governance and preserving stockholder value is demonstrated by the following features of the Amended Secondary Plan:

•	No Evergreen Feature. The Amended Secondary Plan expires on March 12, 2025. In addition, the maximum number of shares available for issuance under the Amended Secondary Plan cannot be increased without stockholder approval.

•	Limited Share Recycling. The Amended Secondary Plan does not allow for aggressive share recycling. This means that any shares surrendered to us as payment of the exercise price of an award or used to pay tax withholding obligations with an award will not be made available for future awards. Limited share recycling ensures that our shareholders will be asked to approve share increases under the Amended Secondary Plan more often.

•	No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years.

•	No Repricing. Stockholder approval is required for any repricing of stock options, stock appreciation rights, and other awards other than in connection with a corporate transaction.

•	No Reload Options. No stock option granted under the Amended Secondary Plan contains a reload feature that results in a new option automatically granted upon delivery of shares to the Company in payment of the exercise price or any tax withholding obligation.

•	Maximum Term Specified. Stock options and stock appreciation rights must have a term no longer than ten years’ duration.

•	Award Design Flexibility. Different kinds of awards may be granted under the Amended Secondary Plan, giving us the flexibility to design awards to complement other elements of compensation and to support our attainment of strategic goals.

•	Performance Awards. The Amended Secondary Plan permits the grant of awards that are payable only upon the attainment of specified performance goals.

•	No Current Payment of Dividends or Dividend Equivalents on Performance Awards. The Amended Secondary Plan prohibits the payment of dividends or dividend equivalents on awards that vest based on attainment of performance goals unless and until vesting occurs.

•	No Transfers. Participants are prohibited from transferring awards under the Amended Secondary Plan.

The Amended Secondary Plan’s administrator has full discretion to determine the number of awards granted to participants under the Amended Secondary Plan, subject to an annual limitation on the total number or value of awards that may be granted to any one person. No awards have been granted contingent on stockholder approval of the Amended Secondary Plan.

The following is a summary of the principal features of the Amended Secondary Plan, but it is qualified in its entirety by reference to the full text of the Amended Secondary Plan, which appears as Exhibit C to this Proxy Statement and which has been marked to show the proposed changes from the Secondary Plan as Exhibit D.

Purpose of the Amended Secondary Plan

The purpose of the Amended Secondary Plan is to enable us and our Advisor and its affiliate to obtain and retain the services of eligible individuals who are important to our long range success of the Company, by offering such individuals an opportunity to participate in the our growth through the ownership of our shares. To allow us to continue to do so, our Board of Directors approved the Secondary Plan, subject to stockholder approval.

Shares Available Under the Amended Secondary Plan

An aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Amended Secondary Plan. Shares of our common stock include unclassified (or “Class E”) shares as well as Class A, Class W and Class I. If any shares subject to an award are forfeited or cancelled, or if an award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for awards under the Amended Secondary Plan. By contrast, if shares are surrendered or withheld as payment of the exercise price of an award or withholding taxes in respect of an award, the shares with respect to such award shall, to the extent of any such surrender or withholding, no longer be available for awards under the Amended Secondary Plan.

In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan. Fractional shares that result from any adjustment will be disregarded.

Administration

We expect that our Board of Directors will administer the Amended Secondary Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the

Amended Secondary Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Amended Secondary Plan will be transferable except through the laws of descent and distribution. Under the Amended Secondary Plan, the plan administrator will determine the treatment of awards in the event of a change in our control.

Eligibility and Participation

Any person, trust, association or entity may be selected by the plan administrator for participation in the Amended Secondary Plan.

Awards

The Amended Secondary Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and/or cash awards, as described below:

Stock Options. Stock options entitle a participant, upon exercise, to purchase a specified number of shares at a fixed price for a limited time period. The plan administrator may grant incentive and nonqualified stock options under the Amended Secondary Plan. Stock options generally must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years. “Fair market value” generally means the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market. The Amended Secondary Plan provides other methods of determining fair market value depending on where our shares are listed. As of March 17, 2015, the fair market value of our common stock for purposes of the Amended Secondary Plan was $7.19 per share.

Stock options expire on the date the plan administrator determines at the time of grant. No stock options are exercisable after the tenth anniversary of their grant. Stock options may be exercised in whole or in installments, but no stock option may be exercisable for a fraction of a share. Shares purchased upon the exercise of stock options must be fully paid at the time of exercise in cash or any other consideration the plan administrator allows.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are rights to receive a payment equal to the excess of the fair market value of our shares on the date the SARs are exercised over the exercise price of the SARs. Like stock options, stock appreciation rights generally must have an exercise price no less than the fair market value of our shares on the date the award is granted and a term no longer than ten years. Payment upon exercise of SARs may be in cash, shares, or a combination of the two, as the plan administrator allows.

Upon exercise of SARs, the participant is entitled to receive payment in an amount calculated by multiplying the excess of the fair market value of our shares on the exercise date over the exercise price of the SARs by the number of shares exercised.

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be awarded to participants under terms the plan administrator establishes. An award of restricted stock results in the immediate issuance of shares, giving a participant immediate rights of ownership in the shares, subject to restrictions. An award of restricted stock units is a contractual right to receive shares that is subject to restrictions. Restrictions on restricted stock and restricted stock units are determined by the plan administrator and may include, among other things, transferability restrictions and vesting conditions (including vesting based on the attainment of performance goals.

Other Stock- and Cash-Based Awards. The Amended Secondary Plan allows the plan administrator to grant other stock- and cash-based awards with terms and conditions determined by the plan administrator. The issuance of shares or payment of cash under other stock- and cash-based awards may be conditioned on the attainment of performance goals.

New Plan Benefits and Certain Previous Awards

Awards granted under the Amended Secondary Plan are at the discretion of the plan administrator, so we cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group. Consequently, no New Plan Benefits Table is included in this Proxy Statement.

During our fiscal year ended December 31, 2014, a total of 2,087 restricted stock units relating to our Class I shares of common stock were granted pursuant to the Secondary Plan, our current secondary equity incentive plan, to our current directors who are not executive officers. No other awards were granted under the Secondary Plan in the fiscal year ended December 31, 2014.

No stock options have ever been granted under the Secondary Plan since its inception in December 2013.

Duration, Amendment, and Termination

No awards may be granted under the Amended Secondary Plan, if approved by stockholders, on or after March 12, 2025. The Amended Secondary Plan may, however, be terminated by our Board of Directors earlier than as scheduled.

If approved by stockholders, the Amended Secondary Plan will become effective on the date of such approval and automatically expire on March 12, 2025, unless earlier terminated by our Board of Directors. Our Board of Directors may terminate the Amended Secondary Plan at any time. The expiration or other termination of the Amended Secondary Plan will have no adverse impact on any award that is outstanding at the time the Amended Secondary Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Amended Secondary Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to the Amended Secondary Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Amended Secondary Plan. The same is true for any amendment to remove the prohibition on repricing. No amendment will be made that could jeopardize the status of the Company as a real estate investment trust under the Code.

Federal Income Tax Consequences

The following is a general summary of the federal income tax treatment of certain awards that are authorized for grant under the Amended Secondary Plan based on the provisions of the Code as of the date of this Proxy Statement. Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the Amended Secondary Plan in their country of origin. This summary is not intended to be exhaustive, and the exact tax consequences to any participant depend on specific facts and circumstances. Participants should consult their tax adviser about any state, local and non-U.S. tax considerations or relevant federal tax implications of awards granted under the Amended Secondary Plan.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. An option holder generally recognizes no taxable income as a result of the grant of the option. On the exercise of a nonqualified stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date), is taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonqualified stock option.

Restricted Stock and Restricted Stock Units. Any cash and the fair market value of any shares received by a participant under an award of restricted stock or restricted stock units are generally includible in the participant’s ordinary income. In the case of restricted stock, this amount is includible in the participant’s income when the award vests, unless the participant filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the grant date. In the case of restricted stock units, generally, any cash and the fair market value of any shares received by a participant are includible in income when the award is paid. Any dividends or dividend equivalents paid on the unvested portion of an award of restricted stock or restricted stock units are also ordinary income for a participant.

Other Stock-Based Awards. When a stock-based award is settled in unrestricted shares, a participant recognizes ordinary income equal to the fair market value of the shares on the date of receipt less any amount paid for the shares. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder of a stock-based award upon issuance of shares.

Deductibility of Compensation. The Code allows publicly held corporations to deduct compensation that is in excess of $1 million dollars paid to the Company’s chief executive officer and or any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance criteria and where certain statutory requirements are satisfied. It is intended that stock options and stock appreciation rights granted under the Amended Secondary Plan are to be deductible by us as qualified performance-based compensation not subject to the $1 million limitation on deductibility under the Code. Despite this, we reserve the right to grant awards under the Amended Secondary Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN.

ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS

FOR THE 2016 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2016 annual meeting of stockholders if they are received by us on or before December 24, 2015. However, if we hold our 2016 annual meeting before May 24, 2016 or after July 23, 2016, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2016 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 p.m., Mountain Daylight Time, on December 24, 2015 and not earlier than November 25, 2015.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.dividendcapitaldiversified.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015, THE APPROVAL OF THE SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN, AND THE APPROVAL OF THE ADMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 10, 2015. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff

Executive Vice President,

General Counsel and Secretary

Denver, Colorado

April 10, 2015

Exhibit A

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC., a Maryland corporation (the “Company”), initially adopted this Equity Incentive Plan (the “Initial Plan”) effective January 12, 2006, for the benefit of the eligible non-employee directors, officers, other employees, advisors and consultants providing services to the Company (which may include employees of the Advisor, Manager and other Plan Related Parties). On March 12, 2015, the Board adopted this Second Amended and Restated Equity Incentive Plan to amend and restate for the second time the Initial Plan in its entirety to read as follows. The Plan will be effective on the date it is approved by a majority of the votes cast at a stockholder meeting, provided the stockholders of the Company so approve this Plan within twelve (12) months from March 12, 2015.

The purpose of the Plan is to enable the Company and the Advisor, Manager and other Plan Related Parties to obtain and retain the services of eligible individuals who are important to the long range success of the Company, by offering such individuals an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE I

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the Board or, if the Board so delegates its authority, the Compensation Committee and, to the extent either of them delegates authority under Section 11.4, the person or entity to whom authority is delegated.

“Advisor” shall mean Dividend Capital Total Advisors LLC, a Delaware limited liability company.

“Affiliate” or “Affiliated” means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

“Award” shall mean any grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, Other Share-Based Awards, or Cash-Based Awards under the Plan.

“Award Agreement” shall mean the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum, amendment or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following transactions:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities (a “Controlling Interest”), excluding (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (ii) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (i) solely as the result of a public offering or (ii) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Cash-Based Award” shall mean an Award granted under Article IX.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, including unclassified shares of common stock as well as Class A, Class W and Class I shares of common stock, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

“Company” shall mean Dividend Capital Diversified Property Fund Inc., a Maryland corporation.

“Compensation Committee” shall mean the compensation committee of the Board, which shall at all times consist of two or more persons who are (i) “non-employee directors” within the meaning of Rule 16b-3, (ii) Independent Directors and (iii) “outside directors” within the meaning of Section 162(m) of the Code.

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“Director Option” shall mean an Option granted pursuant to Article V.

“Dividend Equivalent” shall mean a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

“Eligible Individual” shall mean any director, officer or other employee of the Company or a Related Corporation, or any consultant or advisor of the Company or a Related Corporation who is a natural person providing bona fide services to the Company or a Related Corporation and those services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s stock. Such natural person may be an employee of any Plan Related Party as long as he or she is performing bona fide advisory or consulting services to the Company or a Related Corporation. “Eligible Individual” also includes any prospective director, officer, employee, consultant, or advisor listed above, so long as any Award granted to that person does not vest, and no Share is issued, before the person performs services.

“Employer” shall mean either the Company or a Related Corporation, or any Plan Related Party, as the context may require.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date shall mean the Closing Price (as defined below) per Share on such date if such date is a Trading Day or, if such date is not a Trading Day, the Trading Day immediately prior to such date. The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker authorized to make a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the daily NAV per Share determined by the Company or, if the Company does not compute a daily NAV, the fair market value of a Share as determined by the Board, in its absolute discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean (a) any day that a daily NAV per Share is determined by the Company or (b) if the Company does not compute a daily NAV, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same day or next day settlement.

“Incentive Stock Option” shall mean an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with the Advisor or the Manager or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its

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Affiliates, or (vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross income derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director’s annual gross income during either of the last two years or the director’s net worth determined on a fair market value basis.

“Manager” shall mean Dividend Capital Property Management LLC, a Colorado limited liability company.

“NAV” shall mean net asset value, as determined pursuant to valuation procedures approved by the Board.

“Non-Employee Director” shall have the meaning ascribed to such term in Section 5.1.

“Non-Qualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Option” shall mean a stock option granted under Article IV or V.

“Other Share-Based Award” shall mean an Award granted under Article IX.

“Participant” shall mean an Eligible Individual who is granted an Award.

“Performance Criteria” mean one or more of the business criteria listed below, or any combination thereof, which apply to a Participant, a business unit, or the Company as a whole, and may be applied on a per share or absolute basis, may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards, and may be compared with a peer group or other benchmark:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity or sales);

(d) Cash flow return on investments which equals net cash flows divided by owners’ equity;

(e) Earnings before or after taxes, depreciation and/or amortization;

(f) Gross revenues;

(g) Net or gross operating income (before or after taxes) or growth thereof, including same store net operating income;

(h) Total stockholder returns;

(i) Corporate performance indicators (indices based on the level of certain services provided to customers);

(j) Cash generation, profit and/or revenue targets;

(k) Growth measures, including revenue growth and growth of adjusted or modified funds from operations;

(l) Share price (including, but not limited to, growth measures and total stockholder return);

(m) Pre-tax profits;

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(n) Net asset value;

(o) Total property return;

(p) Capital expenditure;

(q) Expense levels or ratios and reduction of expenses and costs;

(r) Customer satisfaction; and/or

(s) Strategic metrics, including capital allocation and investment strategy, execution of transition and development plans, branding or rebranding, management effectiveness, staffing development, team building and management, office relocation, management of legal and regulatory matters, management of co-investment relationships and joint ventures.

“Performance Goal” means a pre-established, objective goal based on a Performance Criteria measured over a pre-established performance period, the attainment of which goal could be determined by a third party having knowledge of the relevant facts.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” shall mean this Second Amended and Restated Equity Incentive Plan of Dividend Capital Diversified Property Fund Inc., as it may be amended from time to time.

“Plan Related Party”1 shall mean any entity or entities which are controlled by or majority-owned by, directly or indirectly, any of John A. Blumberg, James R. Mulvihill, and/or Evan H. Zucker (individually, a “Founder”, and, collectively, the “Founders”), or by any partnership, trust or other entity which a Founder controls or majority owns, and specifically shall include (whether within the foregoing definition or not), without limitation, the Company, DCTAG Incentive, LLC (“DCTAG Incentive”), Dividend Capital Total Advisors Group LLC (“DCTAG”), Dividend Capital Total Advisors LLC (“DCTA”), Dividend Capital Property Management LLC (“DCPM”), Dividend Capital Securities Group LLLP (“DCSG”), BCC-BD Expense Company LLC (“BCC”) and any entity or entities which are controlled by, under common control with, or controlling DCTAG Incentive, DCTAG, DCTA, DCPM, DCSG, BCC or the Company. BCC and DCSG and their subsidiaries shall be deemed a “Plan Related Party” though not controlled by the Founders. Notwithstanding the foregoing, entities owned or controlled by a single Founder for purposes of estate or family planning, or unrelated to the platforms commonly known as Dividend Capital Group or Black Creek Group, shall not be “Plan Related Parties” for purposes of this Plan.

“Related Corporation” shall mean a parent or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code.

“Restricted Stock” shall mean an Award of Shares granted under Article VII.

“Restricted Stock Unit” shall mean an Award of a Unit granted under Article VIII.

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

[1]	DPF: Any updates to this definition?

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“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock issuable upon the grant, vesting, exercise and/or settlement of Awards under the Plan.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Article VI.

“Termination of Service” shall mean the time when the service provider/service recipient relationship between a Participant and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but, provided it does not conflict with any terms in an Award Agreement, excluding (i) at the absolute discretion of the Administrator, termination where there is a simultaneous reemployment or continuing employment of a Participant by another Employer, (ii) at the absolute discretion of the Administrator, terminations which result in a temporary severance of the service provider/service recipient relationship, and (iii) at the absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship with the Participant by an Employer. Provided it does not conflict with any terms in an Award Agreement, the Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for “cause” as it may be defined in an Award Agreement, and all questions or whether a particular leave of absence constitutes a Termination of Service. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code.

“Unit” shall mean a unit, the value of which shall always be equal to the value of one Share.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan. The aggregate number of Shares which may be issued upon grant, vesting, exercise or settlement of Awards under the Plan shall not exceed five million (5,000,000), subject to adjustment as provided herein. The Shares issuable under the Plan shall be previously authorized but unissued shares.

2.2 Individual Limitations. No more than five million (5,000,000) Shares may be made subject to Incentive Stock Options. No more than two hundred thousand (200,000) Shares may be made subject to Options or SARs to a single individual in a single calendar year, subject to adjustment as provided herein, and no more than two hundred thousand (200,000) Shares may be made subject to stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units or Other Stock-Based Awards) to a single individual in a single calendar year, in either case, subject to adjustment as provided herein. No more than $1,000,000 may be payable for Cash-Based Awards to a single individual in a single calendar year. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code.

2.3 Expired Awards and Other Rights.2 If any Shares subject to an Award are forfeited or cancelled, or if an Award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, cash

[2]	Changes made to this section reflect preferences of ISS that are widely adopted by companies. Certain other features favored by ISS have not been added (e.g., prohibition on single-trigger vesting upon a change in control, limit on board discretion to vest awards, one-year minimum vesting period, post-exericse/vesting holding period).

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settlement, termination or expiration, again be available for Awards under the Plan. By contrast, if Shares are surrendered or withheld as payment of the exercise price of an Award or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such surrender or withholding, no longer be available for Awards under the Plan. Similarly, Shares subject to any portion of a stock-settled SAR that is exercised shall no longer be available for Awards under the Plan, regardless of whether the Shares are issued. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

2.4 Adjustments to Shares, Awards. In the event that the Administrator shall determine that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Awards (including the maximum amounts that may be subject to or payable for Awards granted to a single individual in a single calendar year), (ii) the number and kind of Shares or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards. Any fractional Shares resulting from any adjustment under this Section 2.4 shall be eliminated.

ARTICLE III

GRANTING OF AWARDS

3.1 Eligibility. Any Eligible Individual selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to receive an Award.

3.2 Granting of Awards.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) determine which Eligible Individuals should be granted Awards;

(ii) determine the number of Shares to be subject to such Awards; and

(iii) determine the terms and conditions of such Awards, consistent with the Plan.

(b) Upon the selection of a Participant to be granted an Award, the Administrator shall instruct the Secretary of the Company to issue the Award and may impose such conditions on the grant of the Award as it deems appropriate.

(c) Notwithstanding Section 3.2(a) and (b), no Award shall be granted to any Participant to the extent that the grant of such Award could, at the time of grant or afterwards, impair the Company’s status as a real estate investment trust within the meaning of the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented.

ARTICLE IV

STOCK OPTIONS

4.1 Option Agreement. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Non-qualified Stock Options; provided, however, that Awards of Incentive Stock

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Options shall be limited to employees of the Company or of any current or hereafter existing Related Corporation, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. Each Option shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan. No Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

4.2 Exercise Price. The exercise price per Share of the Shares subject to each Option shall be set by the Administrator; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date the Option is granted except as follows. The exercise per Share of an Option may be less than the Fair Market Value of a Share on the date the Option is granted pursuant to a corporate transaction involving the Company, if permitted under Sections 424(a) and 409A of the Code.

4.3 Option Term. The term of an Option shall be set by the Administrator in its absolute discretion; provided, however, that no Option shall be granted with a term of more than ten years from the date the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Participant, or amend any other term or condition of such Option relating to such a termination.

4.4 Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. The vesting of an Option may be made subject to the attainment of one or more Performance Goals

(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the Option.

4.5 Partial Exercise. An Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

4.6 Manner of Exercise. All or a portion of an Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the Option shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the Option;

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(d) full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price; and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

4.7 No Reload Options. No Option shall contain a reload feature that results in a new Option automatically granted upon delivery of Shares to the Company in payment of the exercise price or any tax withholding obligation.

ARTICLE V

DIRECTOR OPTIONS

5.1 Eligibility. Under the Initial Plan, until it was suspended effective as of June 17, 2011, the Company’s “non-employee directors” within the meaning of Rule 16b-3 or any similar rule which may subsequently be in effect (“Non-Employee Directors”) were eligible to receive, and did receive, Director Options with specified terms as described in this Article V. This Article V continues to apply to such Options granted, but no additional Options shall be granted pursuant to this Article V under this Plan. This Article V does not limit the ability of the directors to receive any other Awards permitted under this Plan.

5.2 Award of Stock Options.

(a) Effective on the later of (i) the date on which a Non-Employee Director became a member of the Board or (ii) the date the Initial Plan was adopted by the Company, or (iii) the date on which the Company closed on the sale of at least two hundred thousand (200,000) shares of its common stock pursuant to its initial Form S-11 Registration Statement (file no. 333-125338), then each Non-Employee Director who satisfied the conditions set forth in Section 5.1 of the Initial Plan automatically was awarded a Director Option to purchase ten thousand (10,000) Shares (subject to adjustment pursuant to Section 2.4) (an “Initial Option”). Effective on the date of each Annual Meeting of Stockholders of the Company (an “Annual Meeting”), commencing with the Company’s Annual Meeting in 2007, each Non-Employee Director then in office was automatically awarded, unless otherwise determined by the Administrator, a Director Option to purchase five thousand (5,000) Shares (subject to adjustment pursuant to Section 2.4) (a “Subsequent Option”). The Director Options are not intended to qualify as Incentive Stock Options.

(b) Notwithstanding any other provision of the Plan, the number of Director Options to be issued pursuant to Article V of the Initial Plan shall be reduced or eliminated to the extent that the issuance of such Director Options would otherwise (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Director Options were exercised; (ii) result in the Company being “closely-held” within the meaning of Section 856(h) of the Code; (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Section 856(d)(2)(B) of the Code; (iv) result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation; or (v) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a risk that the Company would no longer qualify) as a real estate investment trust within the meaning of the Code. To the extent that the issuance of Director Options pursuant to Section 5.2(a) would violate any of these limitations, the number of Director Options to be issued to each of the Non-Employee Directors shall be reduced pro rata (with those Director Options not granted pursuant to this

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Section 5.2(b) referred to as the “Excess Options”). To the extent that the number of Director Options issued to a Non-Employee Director is reduced in any year as a result of the application of these limitations, the Excess Options shall be issued to the Non-Employee Director in any subsequent year in which issuance of such Excess Options, after taking into account the Director Options to be issued to the Non-Employee Directors in such subsequent year under Section 5.2(a), would not violate the limitations imposed by this Section 5.2(b). To the extent that the issuance of an Excess Option is delayed until a subsequent year under this Section 5.2, the Excess Option shall be treated for all purposes under the Plan as having been issued in such subsequent year.

5.3 Stock Option Certificates. The award of a Director Option shall be evidenced by a certificate executed by an officer of the Company.

5.4 Option Price. The exercise price per Share of the Shares subject to each Initial Option granted shall be $11.00 per Share, and the exercise price per Share of the Shares subject to each Subsequent Option granted shall be set by the Administrator; provided, however, that the exercise price per Share under each Subsequent Option shall not be less than the Fair Market Value of a Share on the date such Subsequent Option is granted.

5.5 Exercise and Term of Director Options.

(a) Director Options may be exercised by the delivery of written notice of exercise and full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Stock Option Certificate, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price.

(b) Director Options shall lapse on such date as shall be determined by the Administrator and set forth in the Award Agreement evidencing such Director Option; provided, that such date shall not be later than the tenth anniversary of the date of grant of such Director Option. Unless otherwise determined by the Administrator and subject to such terms and conditions as are set forth in the Award Agreement evidencing such Director Option, each Non-Employee Director’s Initial Option shall become exercisable as follows: (i) 20% of the Shares on the date of grant, (ii) an additional 20% of the Shares on each anniversary following the date of grant for a period of four years until 100% of the Shares become exercisable. In the event such Director Options have not lapsed prior thereto, a Non-Employee Director’s Subsequent Options shall become fully exercisable on the second anniversary of the date on which each such Subsequent Option was granted.

(c) Director Options shall continue to be exercisable until the such date as shall be determined by the Administrator and set forth in the Award Agreement evidencing such Director Option; provided, that such date shall not be later than the tenth anniversary of the date of grant of such Director Option. Notwithstanding the generality of the foregoing, Director Options shall continue to be exercisable in the case of the Non-Employee Director’s death or disability for a period ending on the first anniversary of such death or disabling event, provided that the death or disabling event occurs while the person is a Non-Employee Director and prior to his or her removal for Cause, resignation or ceasing to be a Director of the Company for any other reason and the Director Option is otherwise exercisable on the date of the death or disabling event; provided, however, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six-month anniversary of the date the Option became exercisable. For purposes of this Article V, a Non-Employee Director is removed “for Cause” for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

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ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 In General. An SAR may be granted as a stand-alone Award or in tandem with an Option. An SAR (i) granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter or (ii) granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Incentive Stock Option. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Shares, or other property as specified in the Award Agreement or determined by the Administrator.

6.2 SAR Agreement. Each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

6.3 Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option).

6.4 Grant Price. The grant price per Share of the Shares subject to each SAR shall be set by the Administrator; provided, however, that such grant price shall not be less than the Fair Market Value of a Share on the date the SAR is granted, except as follows. The exercise per Share of a SAR may be less than the Fair Market Value of a Share on the date the SAR is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

6.5 SAR Term. The term of an SAR shall be set by the Administrator in its absolute discretion; provided, however, that no SAR shall be granted with a term of more than ten years from the date the SAR is granted. The Administrator may extend the term of any outstanding SAR in connection with any Termination of Service of the Participant, or amend any other term or condition of such SAR relating to such a termination.

6.6 SAR Vesting.

(a) The period during which the right to exercise an SAR in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an SAR may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no SAR shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the SAR is granted. The vesting of an SAR may be made subject to the attainment of one or more Performance Goals.

(b) No portion of an SAR which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the SAR.

6.7 Partial Exercise. An SAR may be exercised in whole or in part; however, an SAR shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

6.8 Manner of Exercise. All or a portion of an SAR shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the SAR, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the SAR or such portion of the SAR;

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(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the SAR shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the SAR;

(d) if applicable, full satisfaction of the exercise price for the Shares with respect to which the SAR, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to a SAR may be paid the same way as an Option under Section 4.6(d); and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

ARTICLE VII

RESTRICTED STOCK

7.1 Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals on the following terms and conditions:

7.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

7.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator may determine. The Administrator may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

7.4 Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

7.5 Certificates for Stock. Certificates representing Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine or the Administrator, in its discretion, may register such Shares in book-entry form. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

7.6 Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends (such deferred payment of dividends shall be required

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for Restricted Stock with restrictions that lapse only upon the attainment of Performance Goals). Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

ARTICLE VIII

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, subject to the terms and conditions contained in the Plan and the applicable Award Agreement.

8.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

8.3 Award and Restrictions. Delivery of Shares or cash, as determined by the Administrator, will occur upon the lapse of any restrictions placed by the Administrator or, subject to compliance with Section 409A of the Code, the expiration of the deferral period specified for Restricted Stock Units by the Administrator in the applicable Award Agreement or, if the Administrator permits, elected by the Participant. The Administrator may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals.

8.4 Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

8.5 Dividend Equivalents. Unless otherwise determined by the Administrator at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in Shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Administrator shall determine or permit the Participant to elect (such deferred payment of Dividend Equivalents shall be required for Restricted Stock Units with restrictions that lapse only upon the attainment of Performance Goals). The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant (subject to the requirements of Section 409A of the Code).

ARTICLE IX

OTHER AWARDS

9.1 Other Share-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Other Share-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more Performance Goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

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9.2 Cash-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Cash-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more Performance Goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

ARTICLE X

CONDITIONS TO ISSUANCE OF SHARES

10.1 Issuance. The Company shall not be required to issue or deliver any Shares purchased upon the grant, vesting and/or exercise of any Award, or portion thereof, prior to fulfillment of all of the following conditions:

(a) the registration of such Shares for listing on all stock exchanges on which the Shares are then listed;

(b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) the lapse of such reasonable period of time following the grant, vesting and/or exercise of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) full satisfaction of the exercise or purchase price for such Shares, plus satisfaction of any Employer applicable withholding tax obligations, in either case, in accordance with the terms of the Plan and the applicable Award Agreement.

ARTICLE XI

ADMINISTRATION

11.1 Administration. The Plan shall be administered by the Board or, if the Board so delegates its authority, by the Compensation Committee. If the Board administers the Plan, all references herein to the “Administrator” shall be references to the Board. If the Compensation Committee is appointed to administer the Plan, all references herein to the “Administrator” shall be references to the Compensation Committee. The Administrator shall have the authority in its absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the Eligible Individuals to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and Performance Criteria relating to any Award; to accelerate the vesting of any Award at any time; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Compensation Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option, SAR, or, if applicable, other

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Award at a lower exercise, grant or purchase price without first obtaining the approval of the Company’s stockholders. No stockholder approval is required, however, if any action listed above is done pursuant to a corporate transaction involving the Company, including, but not limited to, any stock dividend, distribution (in the form of cash, Shares, other securities, or property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or other similar transaction.

In addition, an Award shall not be granted, become vested, be exercised or paid if, in the sole and absolute discretion of the Administrator, the grant, vesting, exercise or payment of such Award could result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented;

(b) the Shares shall be deemed not to be transferable within the meaning of Section 856 of the Code;

(c) income to the Company or any other result that could impair the Company’s status as a real estate investment trust within the meaning of the Code.

11.2 Duties and Powers of Administrator. The Administrator may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Administrator shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Awards, Eligible Individuals (whether or not the Eligible Individuals are similarly situated), or both.

11.3 Professional Assistance; Good Faith Actions. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company, stockholders and all other interested persons; provided, however, that after a Change in Control, any determination by the Administrator as to whether “cause” or “good reason” (as may be defined in an Award Agreement) exists will be subject to de novo review by a court of competent jurisdiction. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Administrator and shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.4 Delegation of Authority to Grant Awards. The Administrator may, but need not, delegate from time to time to a committee consisting of one or more of the Company’s officers authority to grant Awards under the Plan to Eligible Individuals; provided, however, that each such Eligible Individual must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per cent of any class of any equity security” of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section 11.4 shall serve in such capacity at the pleasure of the Administrator.

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ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Rights as Stockholders. Except as determined by the Administrator and set forth in an Award Agreement, the holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares subject to an Award unless and until such Shares have been issued by the Company to such holders.

12.2 Not Transferable. Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution. No Award holder shall be liable for the debts, contracts or engagements of the Participant or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Participant, only he or she may exercise an Option or SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of the Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

12.3 No Right to Employment or Other Service Relationship. Nothing in the Plan or in any Award Agreement hereunder shall (i) confer upon any Participant any right to (a) continue in the employ of his or her Employer or to provide services to the Company, or (b) receive any severance pay from the Company or his or her Employer, or (ii) interfere with or restrict in any way the rights of the Company or his or her Employer, which are hereby expressly reserved, to terminate the services of any Participant at any time for any reason whatsoever, with or without cause.

12.4 Term of Plan. Unless earlier terminated by the Board, the Plan shall automatically expire and terminate on March 12, 2025. The expiration or other termination of the Plan shall have no adverse effect on any Awards that are outstanding on the date of such expiration or other termination.

12.5 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that an amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulation or stock exchange requirement, or that removes the prohibition on repricing in Section 11.1, shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under such Award theretofore granted or awarded unless the Award Agreement itself otherwise expressly so provides, and no amendment shall be made that could jeopardize the status of the Company as a real estate investment trust under the Code. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

12.6 Change in Control and Other Corporate Events.

(a) Subject to Section 12.6(b), in the event of any Change in Control or other transaction or event described in Section 2.4 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator is hereby authorized to take any action with respect to Awards at such time and on such terms and conditions as the Administrator determines in its absolute direction to be desirable, which action(s) may include, without limitation:

(i) a determination that the Company shall pay to the holder of any Award, in consideration for the cancellation of such Award, an amount of cash equal to the amount that could have been attained upon the

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vesting or exercise of such Award had such Award been currently exercisable or payable or fully vested, as applicable, or the replacement of such Award with other rights or property selected by the Administrator;

(ii) a determination that Awards cannot vest, be exercised or become payable after such event, provided that such determination may not conflict with anything to the contrary in an Award Agreement;

(iii) a determination that all or some Awards shall become immediately vested and/or exercisable either prior to or as of such event, or that for a specified period of time prior to a transaction or event, an Option or SAR shall be exercisable as to all Shares covered thereby;

(iv) a determination that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares or other property and prices which are the subject of such Award; or

(v) a determination to make adjustments to Awards consistent with Section 2.4.

(b) With respect to Awards, no adjustment or action described in this Section 12.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

12.7 Approval of Plan by Stockholders. The Plan will be submitted for approval by the Company’s stockholders within twelve (12) months from March 12, 2015.

12.8 Tax Withholding. The Company shall be entitled to require of each Participant satisfaction of the Employer’s withholding obligations under federal, state or local tax law with respect to the issuance, vesting, exercise or payment of any Award, and the Company may defer such issuance, vesting, exercise or payment unless indemnified to its satisfaction. The Administrator shall provide in the applicable Award Agreement the acceptable methods of satisfying such withholding obligations, which may include: (i) deducting such amounts from other compensation otherwise payable to the Participant; (ii) having Shares otherwise issuable hereunder withheld, the Fair Market Value of which is sufficient to satisfy the Participant’s minimum estimated tax obligations (or any other amount of the Participant’s estimated tax obligations that preserves the treatment of an Award as equity for financial accounting purposes) associated with the transaction; (iii) tendering back to the Company previously acquired Shares or (iv) a combination of the foregoing. Nothing in the Plan or any Award Agreement will obligate the Company to make any gross-up payment to offset any tax obligation (withholding or otherwise) of a Participant due to an Award.

12.9 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Administrator shall have the right to provide, in the terms of an Award Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Participant upon the receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any outstanding portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Participant, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Administrator.

12.10 Limitations Applicable to Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to

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any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 Effect of Plan Upon Other Equity and Compensation Plans. The adoption of the Plan shall not affect any other equity- or cash-based compensation or incentive plans in effect for the Company from time to time. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, the Manager, the Advisor or other Plan Related Parties, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association. Any amount payable under an Award will be excluded from compensation when calculating benefits payable to a Participant under any Company pension plan or Company welfare plan, unless the plan specifically says so.

12.12 Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award granted under the Plan without the Company’s consent.

12.13 Compliance with Laws. This Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Board, the Compensation Committee or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Board, the Compensation Committee or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.14 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.15 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws provisions thereof.

12.16 Code Section 409A.

(a) The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. Any payments described in an Award Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.

(b) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death,

18

(x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”; provided, however, that the Administrator, in its discretion and without the Participant’s consent may exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code Section 409A if and solely to the extent that such accelerated payment or settlement is permissible under Treasury Regulation Section 1.409A-3(j)(4) or any successor thereto;

(ii) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(c) For purposes of any Award that constitutes a Section 409A Plan, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code.

(d) For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award.

(e) Notwithstanding the foregoing, none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, shall have any liability or other obligation to prevent, minimize, or offset any negative consequences under Section 409A or indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

12.17 Clawback or Recoupment. Other than with respect to Awards granted prior to the effectiveness of this Plan (and Shares and cash paid or payable thereunder), and unless otherwise specified in the Award Agreement or determined in the Administrator’s sole discretion, all Awards, and all Shares and cash payable under all Awards, are subject to any clawback or recoupment policy adopted by the Company (including any policy required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws), regardless of whether the policy is adopted after the date on which the Award is granted, vests or becomes exercisable, or is exercised or settled.

*        *        *

19

Exhibit B

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC., a Maryland corporation (the “Company”), initially adopted this Equity Incentive Plan (the “Initial Plan”) effective January 12, 2006, for the benefit of the eligible non-employee directors, officers, other employees, advisors and consultants providing services to the Company (which may include employees of the Advisor, Manager and other Plan Related Parties). On ~~December 5~~March 12, ~~2013~~2015, the Board adopted this Second Amended and Restated Equity Incentive Plan to amend and restate for the second time the Initial Plan in its entirety to read as follows ~~effective December 5, 2013.~~ The Plan will be effective on the date it is approved by a majority of the votes cast at a stockholder meeting, provided the stockholders of the Company so approve this Plan within twelve (12) months from March 12, 2015.

The purpose of the Plan is to enable the Company and the Advisor, Manager and other Plan Related Parties to obtain and retain the services of eligible individuals who are important to the long range success of the Company, by offering such individuals an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE I

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the Board or, if the Board so delegates its authority, the Compensation Committee and, to the extent either of them delegates authority under Section 11.4, the person or entity to whom authority is delegated.

“Advisor” shall mean Dividend Capital Total Advisors LLC, a Delaware limited liability company.

“Affiliate” or “Affiliated” means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

“Award” shall mean any grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, ~~or~~ Other Share-Based Awards, or Cash-Based Awards under the Plan.

“Award Agreement” shall mean the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum, amendment or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following transactions:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities (a “Controlling Interest”), excluding (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (ii) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (i) solely as the result of a public offering or (ii) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Cash-Based Award” shall mean an Award granted under Article IX.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, including unclassified shares of common stock as well as Class A, Class W and Class I shares of common stock, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

“Company” shall mean Dividend Capital Diversified Property Fund Inc., a Maryland corporation.

“Compensation Committee” shall mean the compensation committee of the Board, which shall at all times consist of two or more persons who are (i) “non-employee directors” within the meaning of Rule 16b-3, (ii) Independent Directors and (iii) “outside directors” within the meaning of Section 162(m) of the Code.

“Director Option” shall mean an Option granted pursuant to Article V.

“Dividend Equivalent” shall mean a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

“Eligible Individual” shall mean any director, officer or other employee of the Company or a Related Corporation, or any consultant or advisor of the Company or a Related Corporation who is a natural person providing bona fide services to the Company or a Related Corporation and those services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s stock. Such natural person may be an employee of any Plan Related Party as long as he or she is performing bona fide advisory or consulting services to the Company or a Related Corporation. “Eligible Individual” also includes any prospective director, officer, employee, consultant, or advisor listed above, so long as any Award granted to that person does not vest, and no Share is issued, before the person performs services.

“Employer” shall mean either the Company or a Related Corporation, or any Plan Related Party, as the context may require.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date shall mean the Closing Price (as defined below) per Share on such date if such date is a Trading Day or, if such date is not a Trading Day, the Trading Day immediately prior to such date. The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~The NASDAQ Stock Market, Inc. (“NASDAQ”) or, if NASDAQ is no longer in use, the~~the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker authorized to make a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the daily NAV per Share determined by the Company or, if the Company does not compute a daily NAV, the fair market value of a Share as determined by the Board, in its absolute discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean (a) any day that a daily NAV per Share is determined by the Company or (b) if the Company does not compute a daily NAV, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same day or next day settlement.

“Incentive Stock Option” shall mean an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with the Advisor or the Manager or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its Affiliates, or (vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross income derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director’s annual gross income during either of the last two years or the director’s net worth determined on a fair market value basis.

“Manager” shall mean Dividend Capital Property Management LLC, a Colorado limited liability company.

“NAV” shall mean net asset value, as determined pursuant to valuation procedures approved by the Board.

“Non-Employee Director” shall have the meaning ascribed to such term in Section 5.1.

“Non-Qualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Option” shall mean a stock option granted under Article IV or V.

“Other Share-Based Award” shall mean an Award granted under Article IX.

“Participant” shall mean an Eligible Individual who is granted an Award.

“Performance Criteria” mean one or more of the business criteria listed below, or any combination thereof, which apply to a Participant, a business unit, or the Company as a whole, and may be applied on a per share or absolute basis, may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards, and may be compared with a peer group or other benchmark:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity or sales);

(d) Cash flow return on investments which equals net cash flows divided by owners’ equity;

(e) Earnings before or after taxes, depreciation and/or amortization;

(f) Gross revenues;

(g) Net or gross operating income (before or after taxes) or growth thereof, including same store net operating income;

(h) Total stockholder returns;

(i) Corporate performance indicators (indices based on the level of certain services provided to customers);

(j) Cash generation, profit and/or revenue targets;

(k) Growth measures, including revenue growth and growth of adjusted or modified funds from operations;

(l) Share price (including, but not limited to, growth measures and total stockholder return);

(m) Pre-tax profits;

(n) Net asset value;

(o) Total property return;

(p) Capital expenditure;

(q) Expense levels or ratios and reduction of expenses and costs;

(r) Customer satisfaction; and/or

(s) Strategic metrics, including capital allocation and investment strategy, execution of transition and development plans, branding or rebranding, management effectiveness, staffing development, team building and management, office relocation, management of legal and regulatory matters, management of co-investment relationships and joint ventures.

“Performance Goal” means a pre-established, objective goal based on a Performance Criteria measured over a pre-established performance period, the attainment of which goal could be determined by a third party having knowledge of the relevant facts.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” shall mean this Second Amended and Restated Equity Incentive Plan of Dividend Capital Diversified Property Fund Inc., as it may be amended from time to time.

“Plan Related Party”1 shall mean any entity or entities which are controlled by or majority-owned by, directly or indirectly, any of John A. Blumberg, James R. Mulvihill, and/or Evan H. Zucker (individually, a “Founder”, and, collectively, the “Founders”), or by any partnership, trust or other entity which a Founder controls or majority owns, and specifically shall include (whether within the foregoing definition or not), without limitation, the Company, DCTAG Incentive, LLC (“DCTAG Incentive”), Dividend Capital Total Advisors Group LLC (“DCTAG”), Dividend Capital Total Advisors LLC (“DCTA”), Dividend Capital Property Management LLC (“DCPM”), Dividend Capital Securities Group LLLP (“DCSG”), BCC-BD Expense Company LLC (“BCC”) and any entity or entities which are controlled by, under common control with, or controlling DCTAG Incentive, DCTAG, DCTA, DCPM, DCSG, BCC or the Company. BCC and DCSG and their subsidiaries shall be deemed a “Plan Related Party” though not controlled by the Founders. Notwithstanding the foregoing, entities owned or controlled by a single Founder for purposes of estate or family planning, or unrelated to the platforms commonly known as Dividend Capital Group or Black Creek Group, shall not be “Plan Related Parties” for purposes of this Plan.

“Related Corporation” shall mean a parent or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code.

“Restricted Stock” shall mean an Award of Shares granted under Article VII.

“Restricted Stock Unit” shall mean an Award of a Unit granted under Article VIII.

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock issuable upon the grant, vesting, exercise and/or settlement of Awards under the Plan.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Article VI.

“Termination of Service” shall mean the time when the service provider/service recipient relationship between a Participant and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but, provided it does not conflict with any terms in an Award Agreement, excluding (i) at the absolute discretion of the Administrator, termination where there is a simultaneous reemployment or continuing employment of a Participant by another Employer, (ii) at the absolute discretion of the Administrator, terminations which result in a temporary severance of the service provider/service recipient relationship, and (iii) at the absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship with the Participant by an Employer. Provided it does not conflict with any terms in an Award Agreement, the

[1]	DPF: Any updates to this definition?

Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for “cause” as it may be defined in an Award Agreement, and all questions or whether a particular leave of absence constitutes a Termination of Service. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code.

“Unit” shall mean a unit, the value of which shall always be equal to the value of one Share.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan. The aggregate number of Shares which may be issued upon grant, vesting, exercise or settlement of Awards under the Plan shall not exceed five million (5,000,000), subject to adjustment as provided herein. The Shares issuable under the Plan shall be previously authorized but unissued shares.

2.2 Individual Limitations. No more than five million (5,000,000) Shares may be made subject to Incentive Stock Options. No more than two hundred thousand (200,000) Shares may be made subject to Options or SARs to a single individual in a single calendar year, subject to adjustment as provided herein, and no more than two hundred thousand (200,000) Shares may be made subject to stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units or Other Stock-Based Awards) to a single individual in a single calendar year, in either case, subject to adjustment as provided herein. No more than $1,000,000 may be payable for Cash-Based Awards to a single individual in a single calendar year. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code.

2.3 Expired Awards and Other Rights.2 If any ~~shares~~Shares subject to an Award are forfeited~~,~~ or cancelled, ~~exchanged or surrendered~~ or if an Award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares to the Participant, ~~or~~the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for Awards under the Plan. By contrast, if Shares are surrendered or withheld as payment of ~~either~~ the exercise price of an Award ~~and/~~or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such ~~forfeiture, cancellation, exchange,~~ surrender~~,~~ or withholding, ~~termination or expiration, again~~no longer be available for Awards under the Plan. Similarly, Shares subject to any portion of a stock-settled SAR that is exercised shall no longer be available for Awards under the Plan, regardless of whether the Shares are issued. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

2.4 Adjustments to Shares, Awards. In the event that the Administrator shall determine that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Awards (including the maximum amounts that may be subject to or payable for Awards granted to a single individual in a single calendar year), (ii) the number and kind of Shares or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price

[2]	Changes made to this section reflect preferences of ISS that are widely adopted by companies. Certain other features favored by ISS have not been added (e.g., prohibition on single-trigger vesting upon a change in control, limit on board discretion to vest awards, one-year minimum vesting period, post-exercise/vesting holding period).

relating to any Award; provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the ~~performance goals~~Performance Goals applicable to outstanding Awards. Any fractional Shares resulting from any adjustment under this Section 2.4 shall be eliminated.

ARTICLE III

GRANTING OF AWARDS

3.1 Eligibility. Any Eligible Individual selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to receive an Award.

3.2 Granting of Awards.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) determine which Eligible Individuals should be granted Awards;

(ii) determine the number of Shares to be subject to such Awards; and

(iii) determine the terms and conditions of such Awards, consistent with the Plan.

(b) Upon the selection of a Participant to be granted an Award, the Administrator shall instruct the Secretary of the Company to issue the Award and may impose such conditions on the grant of the Award as it deems appropriate.

(c) Notwithstanding Section 3.2(a) and (b), no Award shall be granted to any Participant to the extent that the grant of such Award could, at the time of grant or afterwards, impair the Company’s status as a real estate investment trust within the meaning of the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented.

ARTICLE IV

STOCK OPTIONS

4.1 Option Agreement. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Non-qualified Stock Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of the Company or of any current or hereafter existing Related Corporation, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. Each Option shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan. No Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

4.2 Exercise Price. The exercise price per Share of the Shares subject to each Option shall be set by the Administrator; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date the Option is granted~~.~~ except as follows. The exercise per Share of an Option may be less than the Fair Market Value of a Share on the date the Option is granted pursuant to a corporate transaction involving the Company, if permitted under Sections 424(a) and 409A of the Code.

4.3 Option Term. The term of an Option shall be set by the Administrator in its absolute discretion; provided, however, that no Option shall be granted with a term of more than ten years from the date the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Participant, or amend any other term or condition of such Option relating to such a termination.

4.4 Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. The vesting of an Option may be made subject to the attainment of one or more ~~performance goals~~Performance Goals

(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the Option.

4.5 Partial Exercise. An Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

4.6 Manner of Exercise. All or a portion of an Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the Option shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the Option; ~~and~~

(d) ~~4.7~~ full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price~~.~~; and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

4.7 No Reload Options. No Option shall contain a reload feature that results in a new Option automatically granted upon delivery of Shares to the Company in payment of the exercise price or any tax withholding obligation.

ARTICLE V

DIRECTOR OPTIONS

5.1 Eligibility. Under the Initial Plan, until it was suspended effective as of June 17, 2011, the Company’s “non-employee directors” within the meaning of Rule 16b-3 or any similar rule which may subsequently be in effect (“Non-Employee Directors”) were eligible to receive, and did receive, Director Options with specified terms as described in this Article V. This Article V continues to apply to such Options granted, but no additional Options shall be granted pursuant to this Article V under this Plan. This Article V does not limit the ability of the directors to receive any other Awards permitted under this Plan.

5.2 Award of Stock Options.

(a) Effective on the later of (i) the date on which a Non-Employee Director became a member of the Board or (ii) the date the Initial Plan was adopted by the Company, or (iii) the date on which the Company closed on the sale of at least two hundred thousand (200,000) shares of its common stock pursuant to its initial Form S-11 Registration Statement (file no. 333-125338), then each Non-Employee Director who satisfied the conditions set forth in Section 5.1 of the Initial Plan automatically was awarded a Director Option to purchase ten thousand (10,000) Shares (subject to adjustment pursuant to Section 2.4) (an “Initial Option”). Effective on the date of each Annual Meeting of Stockholders of the Company (an “Annual Meeting”), commencing with the Company’s Annual Meeting in 2007, each Non-Employee Director then in office was automatically awarded, unless otherwise determined by the Administrator, a Director Option to purchase five thousand (5,000) Shares (subject to adjustment pursuant to Section 2.4) (a “Subsequent Option”). The Director Options are not intended to qualify as Incentive Stock Options.

(b) Notwithstanding any other provision of the Plan, the number of Director Options to be issued pursuant to Article V of the Initial Plan shall be reduced or eliminated to the extent that the issuance of such Director Options would otherwise (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Director Options were exercised; (ii) result in the Company being “closely-held” within the meaning of Section 856(h) of the Code; (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Section 856(d)(2)(B) of the Code; (iv) result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation; or (v) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a risk that the Company would no longer qualify) as a real estate investment trust within the meaning of the Code. To the extent that the issuance of Director Options pursuant to Section 5.2(a) would violate any of these limitations, the number of Director Options to be issued to each of the Non-Employee Directors shall be reduced pro rata (with those Director Options not granted pursuant to this Section 5.2(b) referred to as the “Excess Options”). To the extent that the number of Director Options issued to a Non-Employee Director is reduced in any year as a result of the application of these limitations, the Excess Options shall be issued to the Non-Employee Director in any subsequent year in which issuance of such Excess Options, after taking into account the Director Options to be issued to the Non-Employee Directors in such subsequent year under Section 5.2(a), would not violate the limitations imposed by this Section 5.2(b). To the extent that the issuance of an Excess Option is delayed until a subsequent year under this Section 5.2, the Excess Option shall be treated for all purposes under the Plan as having been issued in such subsequent year.

5.3 Stock Option Certificates. The award of a Director Option shall be evidenced by a certificate executed by an officer of the Company.

5.4 Option Price. The exercise price per Share of the Shares subject to each Initial Option granted shall be $11.00 per Share, and the exercise price per Share of the Shares subject to each Subsequent Option granted shall be set by the Administrator; provided, however, that the exercise price per Share under each Subsequent Option shall not be less than the Fair Market Value of a Share on the date such Subsequent Option is granted.

5.5 Exercise and Term of Director Options.

(a) Director Options may be exercised by the delivery of written notice of exercise and full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Stock Option Certificate, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price.

(b) Director Options shall lapse on such date as shall be determined by the Administrator and set forth in the Award Agreement evidencing such Director Option; provided, that such date shall not be later than the tenth anniversary of the date of grant of such Director Option. Unless otherwise determined by the Administrator and subject to such terms and conditions as are set forth in the Award Agreement evidencing such Director Option, each Non-Employee Director’s Initial Option shall become exercisable as follows: (i) 20% of the Shares on the date of grant, (ii) an additional 20% of the Shares on each anniversary following the date of grant for a period of four years until 100% of the Shares become exercisable. In the event such Director Options have not lapsed prior thereto, a Non-Employee Director’s Subsequent Options shall become fully exercisable on the second anniversary of the date on which each such Subsequent Option was granted.

(c) Director Options shall continue to be exercisable until the such date as shall be determined by the Administrator and set forth in the Award Agreement evidencing such Director Option; provided, that such date shall not be later than the tenth anniversary of the date of grant of such Director Option. Notwithstanding the generality of the foregoing, Director Options shall continue to be exercisable in the case of the Non-Employee Director’s death or disability for a period ending on the first anniversary of such death or disabling event, provided that the death or disabling event occurs while the person is a Non-Employee Director and prior to his or her removal for Cause, resignation or ceasing to be a Director of the Company for any other reason and the Director Option is otherwise exercisable on the date of the death or disabling event; provided, however, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six-month anniversary of the date the Option became exercisable. For purposes of this Article V, a Non-Employee Director is removed “for Cause” for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 In General. An SAR may be granted as a stand-alone Award or in tandem with an Option. An SAR (i) granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter or (ii) granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Incentive Stock Option. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Shares, or other property as specified in the Award Agreement or determined by the Administrator.

6.2 SAR Agreement. Each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

6.3 Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option).

6.4 Grant Price. The grant price per ~~share~~Share of the Shares subject to each SAR shall be set by the Administrator; provided, however, that such grant price shall not be less than the Fair Market Value of a Share on the date the SAR is granted~~.~~, except as follows. The exercise per Share of a SAR may be less than the Fair Market Value of a Share on the date the SAR is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

6.5 SAR Term. The term of an SAR shall be set by the Administrator in its absolute discretion; provided, however, that no SAR shall be granted with a term of more than ten years from the date the SAR is granted. The Administrator may extend the term of any outstanding SAR in connection with any Termination of Service of the Participant, or amend any other term or condition of such SAR relating to such a termination.

6.6 SAR Vesting.

(a) The period during which the right to exercise an SAR in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an SAR may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no SAR shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the SAR is granted. The vesting of an SAR may be made subject to the attainment of one or more ~~performance goals~~Performance Goals.

(b) No portion of an SAR which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the SAR.

6.7 Partial Exercise. An SAR may be exercised in whole or in part; however, an SAR shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

6.8 Manner of Exercise. All or a portion of an SAR shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the SAR, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the SAR or such portion of the SAR;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; ~~and~~

(c) in the event that the SAR shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the SAR~~.~~;

(d) if applicable, full satisfaction of the exercise price for the Shares with respect to which the SAR, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to a SAR may be paid the same way as an Option under Section 4.6(d); and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

ARTICLE VII

RESTRICTED STOCK

7.1 Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals on the following terms and conditions:

7.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

7.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator may determine. The Administrator may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of ~~performance goals~~Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

7.4 Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

7.5 Certificates for Stock. Certificates representing Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine or the Administrator, in its discretion, may register such Shares in book-entry form. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

7.6 Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends (such deferred payment of dividends shall be required for Restricted Stock with restrictions that lapse only upon the attainment of Performance Goals). Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

ARTICLE VIII

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, subject to the terms and conditions contained in the Plan and the applicable Award Agreement.

8.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

8.3 Award and Restrictions. Delivery of Shares or cash, as determined by the Administrator, will occur upon the lapse of any restrictions placed by the Administrator or, subject to compliance with Section 409A of the Code, the expiration of the deferral period specified for Restricted Stock Units by the Administrator ~~or at such later time as specified~~ in the applicable Award Agreement or, if the Administrator permits, elected by the Participant. The Administrator may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of ~~performance goals~~Performance Goals.

8.4 Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

8.5 Dividend Equivalents. Unless otherwise determined by the Administrator at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in Shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Administrator shall determine or permit the Participant to elect (such deferred payment of Dividend Equivalents shall be required for Restricted Stock Units with restrictions that lapse only upon the attainment of Performance Goals). The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant (subject to the requirements of Section 409A of the Code).

ARTICLE IX

OTHER AWARDS

9.1 Other Share-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Other Share-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more ~~performance goals~~Performance Goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

9.2 Cash-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Cash-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more Performance Goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

ARTICLE X

CONDITIONS TO ISSUANCE OF SHARES

10.1 Issuance. The Company shall not be required to issue or deliver any Shares purchased upon the grant, vesting and/or exercise of any Award, or portion thereof, prior to fulfillment of all of the following conditions:

(a) the registration of such Shares for listing on all stock exchanges on which the Shares are then listed;

(b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) the lapse of such reasonable period of time following the grant, vesting and/or exercise of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) full satisfaction of the exercise or purchase price for such Shares, plus satisfaction of any Employer applicable withholding tax obligations, in either case, in accordance with the terms of the Plan and the applicable Award Agreement.

ARTICLE XI

ADMINISTRATION

11.1 Administration. The Plan shall be administered by the Board or, if the Board so delegates its authority, by the Compensation Committee. If the Board administers the Plan, all references herein to the “Administrator” shall be references to the Board. If the Compensation Committee is appointed to administer the Plan, all references herein to the “Administrator” shall be references to the Compensation Committee. The Administrator shall have the authority in its absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the Eligible Individuals to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and ~~performance criteria~~Performance Criteria relating to any Award; to accelerate the vesting of any Award at any time; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the ~~performance goals~~Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Compensation Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option, SAR, or, if applicable, other Award at a lower exercise, grant or purchase price without first obtaining the approval of the Company’s stockholders. No stockholder approval is required, however, if any action listed above is done pursuant to a corporate transaction involving the Company, including, but not limited to, any stock dividend, distribution (in the form of cash, Shares, other securities, or property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or other similar transaction.

In addition, an Award shall not be granted, become vested, be exercised or paid if, in the sole and absolute discretion of the Administrator, the grant, vesting, exercise or payment of such Award could result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented;

(b) the Shares shall be deemed not to be transferable within the meaning of Section 856 of the Code;

(c) income to the Company or any other result that could impair the Company’s status as a real estate investment trust within the meaning of the Code.

11.2 Duties and Powers of Administrator. The Administrator may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Administrator shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Awards, Eligible Individuals (whether or not the Eligible Individuals are similarly situated), or both.

11.3 Professional Assistance; Good Faith Actions. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company, stockholders and all other interested persons; provided, however, that after a Change in Control, any determination by the Administrator as to whether “cause” or “good reason” (as may be defined in an Award Agreement) exists will be subject to de novo review by a court of competent jurisdiction. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Administrator and shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.4 Delegation of Authority to Grant Awards. The Administrator may, but need not, delegate from time to time to a committee consisting of one or more of the Company’s officers authority to grant Awards under the Plan to Eligible Individuals; provided, however, that each such Eligible Individual must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per cent of any class of any equity security” of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section 11.4 shall serve in such capacity at the pleasure of the Administrator.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Rights as Stockholders. Except as determined by the Administrator and set forth in an Award Agreement, the holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares subject to an Award unless and until such Shares have been issued by the Company to such holders.

12.2 Not Transferable. Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution. No Award holder shall be liable for the debts, contracts or engagements of the Participant or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Participant, only he or she may exercise an Option or SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of the Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

12.3 No Right to Employment or Other Service Relationship. Nothing in the Plan or in any Award Agreement hereunder shall (i) confer upon any Participant any right to (a) continue in the employ of his or her Employer or to provide services to the Company, or (b) receive any severance pay from the Company or his or her Employer, or (ii) interfere with or restrict in any way the rights of the Company or his or her Employer, which are hereby expressly reserved, to terminate the services of any Participant at any time for any reason whatsoever, with or without cause.

12.4 Term of Plan. Unless earlier terminated by the Board, the Plan shall automatically expire and terminate on ~~January~~March 12, ~~2016~~2025. The expiration or other termination of the Plan shall have no adverse effect on any Awards that are outstanding on the date of such expiration or other termination.

12.5 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that ~~unless otherwise determined by the Board,~~ an amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulation or stock exchange requirement, or that removes the prohibition on repricing in Section 11.1, shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under such Award theretofore granted or awarded unless the Award Agreement itself otherwise expressly so provides, and no amendment shall be made that could jeopardize the status of the Company as a real estate investment trust under the Code. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

12.6 Change in Control and Other Corporate Events.

(a) Subject to Section 12.6(b), in the event of any Change in Control or other transaction or event described in Section 2.4 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator is hereby authorized to take any action with respect to Awards at such time and on such terms and conditions as the Administrator determines in its absolute direction to be desirable, which action(s) may include, without limitation:

(i) a determination that the Company shall pay to the holder of any Award, in consideration for the cancellation of such Award, an amount of cash equal to the amount that could have been attained upon the vesting or exercise of such Award had such Award been currently exercisable or payable or fully vested, as applicable, or the replacement of such Award with other rights or property selected by the Administrator;

(ii) a determination that Awards cannot vest, be exercised or become payable after such event, provided that such determination may not conflict with anything to the contrary in an Award Agreement;

(iii) a determination that all or some Awards shall become immediately vested and/or exercisable either prior to or as of such event, or that for a specified period of time prior to a transaction or event, an Option or SAR shall be exercisable as to all Shares covered thereby;

(iv) a determination that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares or other property and prices which are the subject of such Award; or

(v) a determination to make adjustments to Awards consistent with Section 2.4.

(b) With respect to Awards, no adjustment or action described in this Section 12.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

12.7 Approval of Plan by Stockholders. ~~This~~The Plan~~, as initially adopted by the Board was approved by the~~ will be submitted for approval by the Company’s stockholders ~~on January~~within twelve (12) months from March 12, ~~2006~~2015.

12.8 Tax Withholding. The Company shall be entitled to require of each Participant satisfaction of the Employer’s withholding obligations under federal, state or local tax law with respect to the issuance, vesting, exercise or payment of any Award, and the Company may defer such issuance, vesting, exercise or payment unless indemnified to its satisfaction. The Administrator shall provide in the applicable Award Agreement the acceptable methods of satisfying such withholding obligations, which may include: (i) deducting such amounts from other compensation otherwise payable to the Participant; (ii) having Shares otherwise issuable hereunder withheld, the Fair Market Value of which is sufficient to satisfy the Participant’s minimum estimated tax obligations (or any other amount of the Participant’s estimated tax obligations that preserves the treatment of an Award as equity for financial accounting purposes) associated with the transaction; (iii) tendering back to the

Company previously acquired Shares or (iv) a combination of the foregoing. Nothing in the Plan or any Award Agreement will obligate the Company to make any gross-up payment to offset any tax obligation (withholding or otherwise) of a Participant due to an Award.

12.9 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Administrator shall have the right to provide, in the terms of an Award Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Participant upon the receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any outstanding portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Participant, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Administrator.

12.10 Limitations Applicable to Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 Effect of Plan Upon Other Equity and Compensation Plans. The adoption of the Plan shall not affect any other equity- or cash-based compensation or incentive plans in effect for the Company from time to time. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, the Manager, the Advisor or other Plan Related Parties, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association. Any amount payable under an Award will be excluded from compensation when calculating benefits payable to a Participant under any Company pension plan or Company welfare plan, unless the plan specifically says so.

12.12 Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award granted under the Plan without the Company’s consent.

12.13 Compliance with Laws. This Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Board, the Compensation Committee or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Board, the Compensation Committee or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.14 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.15 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws provisions thereof.

12.16 Code Section 409A.

(a) The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. Any payments described in an Award Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.

(b) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”; provided, however, that the Administrator, in its discretion and without the Participant’s consent may exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code ~~section~~Section 409A if and solely to the extent that such accelerated payment or settlement is permissible under Treasury Regulation ~~section~~Section 1.409A-3(j)(4) or any successor thereto;

(ii) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(c) For purposes of any Award that constitutes a Section 409A Plan, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code.

(d) For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award.

(e) Notwithstanding the foregoing, none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, shall have any liability or other obligation to prevent, minimize, or offset any negative consequences under Section 409A or indemnify or hold harmless the

Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

12.17 Clawback or Recoupment. Other than with respect to Awards granted prior to the effectiveness of this Plan (and Shares and cash paid or payable thereunder), and unless otherwise specified in the Award Agreement or determined in the Administrator’s sole discretion, all Awards, and all Shares and cash payable under all Awards, are subject to any clawback or recoupment policy adopted by the Company (including any policy required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws), regardless of whether the policy is adopted after the date on which the Award is granted, vests or becomes exercisable, or is exercised or settled.

*         *        *

Exhibit C

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

AMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC., a Maryland corporation (the “Company”), initially adopted the Secondary Equity Incentive Plan (the “Initial Plan”) effective December 5, 2013, for the benefit of the eligible non-employee directors, officers, other employees, advisors and consultants providing services to the Company (which may include employees of the Advisor, Manager and other Plan Related Parties). On March 12, 2015, the Board adopted this Amended and Restated Secondary Equity Incentive Plan to amend and restate the Initial Plan in its entirety to read as follows. The Plan will be effective on the date it is approved by a majority of the votes cast at a stockholder meeting, provided the stockholders of the Company so approve this Plan within twelve (12) months from March 12, 2015.

The purpose of the Plan is to enable the Company and the Advisor, Manager and other Plan Related Parties to obtain and retain the services of eligible individuals who are important to the long range success of the Company, by offering such individuals an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE I

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the Board or, if the Board so delegates its authority, the Compensation Committee and, to the extent either of them delegates authority under Section 11.4, the person or entity to whom authority is delegated.

“Advisor” shall mean Dividend Capital Total Advisors LLC, a Delaware limited liability company.

“Affiliate” or “Affiliated” means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

“Award” shall mean any grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Share-Based Awards under the Plan.

“Award Agreement” shall mean the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum, amendment or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following transactions:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities (a “Controlling Interest”), excluding (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (ii) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (i) solely as the result of a public offering or (ii) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, including unclassified shares of common stock as well as Class A, Class W and Class I shares of common stock, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

“Company” shall mean Dividend Capital Diversified Property Fund Inc., a Maryland corporation.

“Compensation Committee” shall mean the compensation committee of the Board, which shall at all times consist of two or more persons who are (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) Independent Directors.

“Dividend Equivalent” shall mean a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

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“Eligible Individual” shall mean any person, trust, association or entity to which the Administrator desires to grant an award.

“Employer” shall mean either the Company or a Related Corporation, or any Plan Related Party, as the context may require.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date shall mean the Closing Price (as defined below) per Share on such date if such date is a Trading Day or, if such date is not a Trading Day, the Trading Day immediately prior to such date. The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker authorized to make a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the daily NAV per Share determined by the Company or, if the Company does not compute a daily NAV, the fair market value of a Share as determined by the Board, in its absolute discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean (a) any day that a daily NAV per Share is determined by the Company or (b) if the Company does not compute a daily NAV, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same day or next day settlement.

“Incentive Stock Option” shall mean an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with the Advisor or the Manager or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its Affiliates, or (vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross income derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director’s annual gross income during either of the last two years or the director’s net worth determined on a fair market value basis.

“Manager” shall mean Dividend Capital Property Management LLC, a Colorado limited liability company.

“NAV” shall mean net asset value, as determined pursuant to valuation procedures approved by the Board.

“Non-Qualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

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“Option” shall mean a stock option granted under Article IV.

“Other Share-Based Award” shall mean an Award granted under Article IX.

“Participant” shall mean an Eligible Individual who is granted an Award.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include

(i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” shall mean this Amended and Restated Secondary Equity Incentive Plan of Dividend Capital Diversified Property Fund Inc., as it may be amended from time to time.

“Plan Related Party”1 shall mean any entity or entities which are controlled by or majority-owned by, directly or indirectly, any of John A. Blumberg, James R. Mulvihill, and/or Evan H. Zucker (individually, a “Founder”, and, collectively, the “Founders”), or by any partnership, trust or other entity which a Founder controls or majority owns, and specifically shall include (whether within the foregoing definition or not), without limitation, the Company, DCTAG Incentive, LLC (“DCTAG Incentive”), Dividend Capital Total Advisors Group LLC (“DCTAG”), Dividend Capital Total Advisors LLC (“DCTA”), Dividend Capital Property Management LLC (“DCPM”), Dividend Capital Securities Group LLLP (“DCSG”), BCC-BD Expense Company LLC (“BCC”) and any entity or entities which are controlled by, under common control with, or controlling DCTAG Incentive, DCTAG, DCTA, DCPM, DCSG, BCC or the Company. BCC and DCSG and their subsidiaries shall be deemed a “Plan Related Party” though not controlled by the Founders. Notwithstanding the foregoing, entities owned or controlled by a single Founder for purposes of estate or family planning, or unrelated to the platforms commonly known as Dividend Capital Group or Black Creek Group, shall not be “Plan Related Parties” for purposes of this Plan.

“Related Corporation” shall mean a parent or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code.

“Restricted Stock” shall mean an Award of Shares granted under Article VII.

“Restricted Stock Unit” shall mean an Award of a Unit granted under Article VIII.

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock issuable upon the grant, vesting, exercise and/or settlement of Awards under the Plan.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Article VI.

“Termination of Service” shall mean the time when the service provider/service recipient relationship between a Participant and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but, provided it does not conflict with any terms in an Award Agreement, excluding (i) at the absolute discretion of the Administrator,

[1]	DPF: Any updates to this definition?

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termination where there is a simultaneous reemployment or continuing employment of a Participant by another Employer, (ii) at the absolute discretion of the Administrator, terminations which result in a temporary severance of the service provider/service recipient relationship, and (iii) at the absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship with the Participant by an Employer. Provided it does not conflict with any terms in an Award Agreement, the Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for “cause” as it may be defined in an Award Agreement, and all questions or whether a particular leave of absence constitutes a Termination of Service. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code.

“Unit” shall mean a unit, the value of which shall always be equal to the value of one Share.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan. The aggregate number of Shares which may be issued upon grant, vesting, exercise or settlement of Awards under the Plan shall not exceed five million (5,000,000), subject to adjustment as provided herein. The Shares issuable under the Plan shall be previously authorized but unissued shares.

2.2 [Intentionally Omitted]

2.3 Expired Awards and Other Rights.2 If any Shares subject to an Award are forfeited or cancelled, or if an Award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for Awards under the Plan. By contrast, if Shares are surrendered or withheld as payment of the exercise price of an Award or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such surrender or withholding, no longer be available for Awards under the Plan. Similarly, Shares subject to any portion of a stock-settled SAR that is exercised shall no longer be available for Awards under the Plan, regardless of whether the Shares are issued. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

2.4 Adjustments to Shares, Awards. In the event that the Administrator shall determine that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of Shares or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; and (iv) the performance goals applicable to outstanding Awards. Any fractional Shares resulting from any adjustment under this Section 2.4 shall be eliminated.

[2]	Changes made to this section reflect preferences of ISS that are widely adopted by companies. Certain other features favored by ISS have not been added (e.g., prohibition on single-trigger vesting upon a change in control, limit on board discretion to vest awards, one-year minimum vesting period, post-exericse/vesting holding period).

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ARTICLE III

GRANTING OF AWARDS

3.1 Eligibility. Any Eligible Individual selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to receive an Award.

3.2 Granting of Awards.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) determine which Eligible Individuals should be granted Awards;

(ii) determine the number of Shares to be subject to such Awards; and

(iii) determine the terms and conditions of such Awards, consistent with the Plan.

(b) Upon the selection of a Participant to be granted an Award, the Administrator shall instruct the Secretary of the Company to issue the Award and may impose such conditions on the grant of the Award as it deems appropriate.

(c) Notwithstanding Section 3.2(a) and (b), no Award shall be granted to any Participant to the extent that the grant of such Award could, at the time of grant or afterwards, impair the Company’s status as a real estate investment trust within the meaning of the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented.

ARTICLE IV

STOCK OPTIONS

4.1 Option Agreement. The Administrator may from time to time grant to Eligible Individuals Awards of Non-qualified Stock Options. Each Option shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

4.2 Exercise Price. The exercise price per Share of the Shares subject to each Option shall be set by the Administrator; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date the Option is granted, except as follows. The exercise per Share of an Option may be less than the Fair Market Value of a Share on the date the Option is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

4.3 Option Term. The term of an Option shall be set by the Administrator in its absolute discretion; provided, however, that no Option shall be granted with a term of more than ten years from the date the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Participant, or amend any other term or condition of such Option relating to such a termination.

4.4 Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. The vesting of an Option may be made subject to the attainment of one or more performance goals.

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(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the Option.

4.5 Partial Exercise. An Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

4.6 Manner of Exercise. All or a portion of an Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the Option shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the Option;

(d) full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price; and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

4.7 No Reload Options. No Option shall contain a reload feature that results in a new Option automatically granted upon delivery of Shares to the Company in payment of the exercise price or any tax withholding obligation.

ARTICLE V

[INTENTIONALLY OMITTED]

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 In General. An SAR may be granted as a stand-alone Award or in tandem with an Option. An SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Shares, or other property as specified in the Award Agreement or determined by the Administrator.

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6.2 SAR Agreement. Each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

6.3 Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option).

6.4 Grant Price. The grant price per Share of the Shares subject to each SAR shall be set by the Administrator; provided, however, that such grant price shall not be less than the Fair Market Value of a Share on the date the SAR is granted, except as follows. The exercise per Share of a SAR may be less than the Fair Market Value of a Share on the date the SAR is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

6.5 SAR Term. The term of an SAR shall be set by the Administrator in its absolute discretion; provided, however, that no SAR shall be granted with a term of more than ten years from the date the SAR is granted. The Administrator may extend the term of any outstanding SAR in connection with any Termination of Service of the Participant, or amend any other term or condition of such SAR relating to such a termination.

6.6 SAR Vesting.

(a) The period during which the right to exercise an SAR in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an SAR may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no SAR shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the SAR is granted. The vesting of an SAR may be made subject to the attainment of one or more performance goals.

(b) No portion of an SAR which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the SAR.

6.7 Partial Exercise. An SAR may be exercised in whole or in part; however, an SAR shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

6.8 Manner of Exercise. All or a portion of an SAR shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the SAR, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the SAR or such portion of the SAR;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

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(c) in the event that the SAR shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the SAR;

(d) if applicable, full satisfaction of the exercise price for the Shares with respect to which the SAR, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to a SAR may be paid the same way as an Option under Section 4.6(d); and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

ARTICLE VII

RESTRICTED STOCK

7.1 Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals on the following terms and conditions:

7.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

7.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator may determine. The Administrator may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of performance goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

7.4 Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

7.5 Certificates for Stock. Certificates representing Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine or the Administrator, in its discretion, may register such Shares in book-entry form. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

7.6 Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends (such deferred payment of dividends shall be required for Restricted Stock with restrictions that lapse only upon the attainment of performance goals). Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

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ARTICLE VIII

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, subject to the terms and conditions contained in the Plan and the applicable Award Agreement.

8.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

8.3 Award and Restrictions. Delivery of Shares or cash, as determined by the Administrator, will occur upon the lapse of any restrictions placed by the Administrator or, subject to compliance with Section 409A of the Code, the expiration of the deferral period specified for Restricted Stock Units by the Administrator in the applicable Award Agreement or, if the Administrator permits, elected by the Participant. The Administrator may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of performance goals.

8.4 Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

8.5 Dividend Equivalents. Unless otherwise determined by the Administrator at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in Shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Administrator shall determine or permit the Participant to elect (such deferred payment of Dividend Equivalents shall be required for Restricted Stock Units with restrictions that lapse only upon the attainment of performance goals). The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant (subject to the requirements of Section 409A of the Code).

ARTICLE IX

OTHER AWARDS

9.1 Other Share-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Other Share-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more performance goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

ARTICLE X

CONDITIONS TO ISSUANCE OF SHARES.

10.1 Issuance. The Company shall not be required to issue or deliver any Shares purchased upon the grant, vesting and/or exercise of any Award, or portion thereof, prior to fulfillment of all of the following conditions:

(a) the registration of such Shares for listing on all stock exchanges on which the Shares are then listed;

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(b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) the lapse of such reasonable period of time following the grant, vesting and/or exercise of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) full satisfaction of the exercise or purchase price for such Shares, plus satisfaction of any Employer applicable withholding tax obligations, in either case, in accordance with the terms of the Plan and the applicable Award Agreement.

ARTICLE XI

ADMINISTRATION

11.1 Administration. The Plan shall be administered by the Board or, if the Board so delegates its authority, by the Compensation Committee. If the Board administers the Plan, all references herein to the “Administrator” shall be references to the Board. If the Compensation Committee is appointed to administer the Plan, all references herein to the “Administrator” shall be references to the Compensation Committee. The Administrator shall have the authority in its absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the Eligible Individuals to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to accelerate the vesting of any Award at any time; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the performance goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Compensation Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option, SAR, or, if applicable, other Award at a lower exercise, grant or purchase price without first obtaining the approval of the Company’s stockholders. No stockholder approval is required, however, if any action listed above is done pursuant to a corporate transaction involving the Company, including, but not limited to, any stock dividend, distribution (in the form of cash, Shares, other securities, or property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or other similar transaction.

In addition, an Award shall not be granted, become vested, be exercised or paid if, in the sole and absolute discretion of the Administrator, the grant, vesting, exercise or payment of such Award could result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented;

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(b) the Shares shall be deemed not to be transferable within the meaning of Section 856 of the Code;

(c) income to the Company or any other result that could impair the Company’s status as a real estate investment trust within the meaning of the Code.

11.2 Duties and Powers of Administrator. The Administrator may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Administrator shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Awards, Eligible Individuals (whether or not the Eligible Individuals are similarly situated), or both.

11.3 Professional Assistance; Good Faith Actions. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company, stockholders and all other interested persons; provided, however, that after a Change in Control, any determination by the Administrator as to whether “cause” or “good reason” (as may be defined in an Award Agreement) exists will be subject to de novo review by a court of competent jurisdiction. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Administrator and shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.4 Delegation of Authority to Grant Awards. The Administrator may, but need not, delegate from time to time to a committee consisting of one or more of the Company’s officers authority to grant Awards under the Plan to Eligible Individuals; provided, however, that each such Eligible Individual must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per cent of any class of any equity security” of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section 11.4 shall serve in such capacity at the pleasure of the Administrator.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Rights as Stockholders. Except as determined by the Administrator and set forth in an Award Agreement, the holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares subject to an Award unless and until such Shares have been issued by the Company to such holders.

12.2 Not Transferable. Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution. No Award holder shall be liable for the debts, contracts or engagements of the Participant or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be

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null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. During the lifetime of the Participant, only he or she may exercise an Option or SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of the Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

12.3 No Right to Employment or Other Service Relationship. Nothing in the Plan or in any Award Agreement hereunder shall (i) confer upon any Participant any right to (a) continue in the employ of his or her Employer or to provide services to the Company, or (b) receive any severance pay from the Company or his or her Employer, or (ii) interfere with or restrict in any way the rights of the Company or his or her Employer, which are hereby expressly reserved, to terminate the services of any Participant at any time for any reason whatsoever, with or without cause.

12.4 Term of Plan. Unless earlier terminated by the Board, the Plan shall automatically expire and terminate on March 12, 2025. The expiration or other termination of the Plan shall have no adverse effect on any Awards that are outstanding on the date of such expiration or other termination.

12.5 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that an amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulation or stock exchange requirement, or that removes the prohibition on repricing in Section 11.1, shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under such Award theretofore granted or awarded unless the Award Agreement itself otherwise expressly so provides, and no amendment shall be made that could jeopardize the status of the Company as a real estate investment trust under the Code. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

12.6 Change in Control and Other Corporate Events.

(a) Subject to Section 12.6(b), in the event of any Change in Control or other transaction or event described in Section 2.4 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator is hereby authorized to take any action with respect to Awards at such time and on such terms and conditions as the Administrator determines in its absolute direction to be desirable, which action(s) may include, without limitation:

(i) a determination that the Company shall pay to the holder of any Award, in consideration for the cancellation of such Award, an amount of cash equal to the amount that could have been attained upon the vesting or exercise of such Award had such Award been currently exercisable or payable or fully vested, as applicable, or the replacement of such Award with other rights or property selected by the Administrator;

(ii) a determination that Awards cannot vest, be exercised or become payable after such event, provided that such determination may not conflict with anything to the contrary in an Award Agreement;

(iii) a determination that all or some Awards shall become immediately vested and/or exercisable either prior to or as of such event, or that for a specified period of time prior to a transaction or event, an Option or SAR shall be exercisable as to all Shares covered thereby;

(iv) a determination that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares or other property and prices which are the subject of such Award; or

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(v) a determination to make adjustments to Awards consistent with Section 2.4.

(b) With respect to Awards, no adjustment or action described in this Section 12.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

12.7 Approval of Plan by Stockholders. The Plan will be submitted for approval by the Company’s stockholders within twelve (12) months from March 12, 2015.

12.8 Tax Withholding. The Company shall be entitled to require of each Participant satisfaction of the Employer’s withholding obligations under federal, state or local tax law with respect to the issuance, vesting, exercise or payment of any Award, and the Company may defer such issuance, vesting, exercise or payment unless indemnified to its satisfaction. The Administrator shall provide in the applicable Award Agreement the acceptable methods of satisfying such withholding obligations, which may include: (i) deducting such amounts from other compensation otherwise payable to the Participant; (ii) having Shares otherwise issuable hereunder withheld, the Fair Market Value of which is sufficient to satisfy the Participant’s minimum estimated tax obligations (or any other amount of the Participant’s estimated tax obligations that preserves the treatment of an Award as equity for financial accounting purposes) associated with the transaction; (iii) tendering back to the Company previously acquired Shares or (iv) a combination of the foregoing. Nothing in the Plan or any Award Agreement will obligate the Company to make any gross-up payment to offset any tax obligation (withholding or otherwise) of a Participant due to an Award.

12.9 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Administrator shall have the right to provide, in the terms of an Award Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Participant upon the receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any outstanding portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Participant, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Administrator.

12.10 Limitations Applicable to Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 Effect of Plan Upon Other Equity and Compensation Plans. The adoption of the Plan shall not affect any other equity- or cash-based compensation or incentive plans in effect for the Company from time to time. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, the Manager, the Advisor or other Plan Related Parties, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association. Any amount payable under an Award will be excluded from compensation when calculating benefits payable to a Participant under any Company pension plan or Company welfare plan, unless the plan specifically says so.

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12.12 Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award granted under the Plan without the Company’s consent.

12.13 Compliance with Laws. This Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Board, the Compensation Committee or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Board, the Compensation Committee or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.14 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.15 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws provisions thereof.

12.16 Code Section 409A.

(a) The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. Any payments described in an Award Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.

(b) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”; provided, however, that the Administrator, in its discretion and without the Participant’s consent may exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code Section 409A if and solely to the extent that such accelerated payment or settlement is permissible under Treasury Regulation Section 1.409A-3(j)(4) or any successor thereto;

(ii) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

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(iv) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(c) For purposes of any Award that constitutes a Section 409A Plan, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code.

(d) For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award.

(e) Notwithstanding the foregoing, none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, shall have any liability or other obligation to prevent, minimize, or offset any negative consequences under Section 409A or indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

12.17 Clawback or Recoupment. Other than with respect to Awards granted prior to the effectiveness of this Plan (and Shares and cash paid or payable thereunder), and unless otherwise specified in the Award Agreement or determined in the Administrator’s sole discretion, all Awards, and all Shares and cash payable under all Awards, are subject to any clawback or recoupment policy adopted by the Company (including any policy required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws), regardless of whether the policy is adopted after the date on which the Award is granted, vests or becomes exercisable, or is exercised or settled.

*        *        *

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Exhibit D

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

AMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC., a Maryland corporation (the “Company”), initially adopted ~~this~~the Secondary Equity Incentive Plan (the “Initial Plan”) effective December 5, 2013, for the benefit of the eligible non-employee directors, officers, other employees, advisors and consultants providing services to the Company (which may include employees of the Advisor, Manager and other Plan Related Parties). On March 12, 2015, the Board adopted this Amended and Restated Secondary Equity Incentive Plan to amend and restate the Initial Plan in its entirety to read as follows. The Plan will be effective on the date it is approved by a majority of the votes cast at a stockholder meeting, provided the stockholders of the Company so approve this Plan within twelve (12) months from March 12, 2015.

The purpose of the Plan is to enable the Company and the Advisor, Manager and other Plan Related Parties to obtain and retain the services of eligible individuals who are important to the long range success of the Company, by offering such individuals an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE I

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the Board or, if the Board so delegates its authority, the Compensation Committee and, to the extent either of them delegates authority under Section 11.4, the person or entity to whom authority is delegated.

“Advisor” shall mean Dividend Capital Total Advisors LLC, a Delaware limited liability company.

“Affiliate” or “Affiliated” means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

“Award” shall mean any grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Share-Based Awards under the Plan.

“Award Agreement” shall mean the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum, amendment or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following transactions:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities (a “Controlling Interest”), excluding (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (ii) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (i) solely as the result of a public offering or (ii) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, including unclassified shares of common stock as well as Class A, Class W and Class I shares of common stock, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

“Company” shall mean Dividend Capital Diversified Property Fund Inc., a Maryland corporation.

“Compensation Committee” shall mean the compensation committee of the Board, which shall at all times consist of two or more persons who are (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) Independent Directors.

“Dividend Equivalent” shall mean a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

“Eligible Individual” shall mean any person, trust, association or entity to which the Administrator desires to grant an award.

“Employer” shall mean either the Company or a Related Corporation, or any Plan Related Party, as the context may require.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date shall mean the Closing Price (as defined below) per Share on such date if such date is a Trading Day or, if such date is not a Trading Day, the Trading Day immediately prior to such date. The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~The NASDAQ Stock Market, Inc. (“NASDAQ”) or, if NASDAQ is no longer in use, the~~the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker authorized to make a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the daily NAV per Share determined by the Company or, if the Company does not compute a daily NAV, the fair market value of a Share as determined by the Board, in its absolute discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean (a) any day that a daily NAV per Share is determined by the Company or (b) if the Company does not compute a daily NAV, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same day or next day settlement.

“Incentive Stock Option” shall mean an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with the Advisor or the Manager or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its Affiliates, or (vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross income derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director’s annual gross income during either of the last two years or the director’s net worth determined on a fair market value basis.

“Manager” shall mean Dividend Capital Property Management LLC, a Colorado limited liability company.

“NAV” shall mean net asset value, as determined pursuant to valuation procedures approved by the Board.

“Non-Qualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Option” shall mean a stock option granted under Article IV.

“Other Share-Based Award” shall mean an Award granted under Article IX.

“Participant” shall mean an Eligible Individual who is granted an Award.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” shall mean this Amended and Restated Secondary Equity Incentive Plan of Dividend Capital Diversified Property Fund Inc., as it may be amended from time to time.

“Plan Related Party”1 shall mean any entity or entities which are controlled by or majority-owned by, directly or indirectly, any of John A. Blumberg, James R. Mulvihill, and/or Evan H. Zucker (individually, a “Founder”, and, collectively, the “Founders”), or by any partnership, trust or other entity which a Founder controls or majority owns, and specifically shall include (whether within the foregoing definition or not), without limitation, the Company, DCTAG Incentive, LLC (“DCTAG Incentive”), Dividend Capital Total Advisors Group LLC (“DCTAG”), Dividend Capital Total Advisors LLC (“DCTA”), Dividend Capital Property Management LLC (“DCPM”), Dividend Capital Securities Group LLLP (“DCSG”), BCC-BD Expense Company LLC (“BCC”) and any entity or entities which are controlled by, under common control with, or controlling DCTAG Incentive, DCTAG, DCTA, DCPM, DCSG, BCC or the Company. BCC and DCSG and their subsidiaries shall be deemed a “Plan Related Party” though not controlled by the Founders. Notwithstanding the foregoing, entities owned or controlled by a single Founder for purposes of estate or family planning, or unrelated to the platforms commonly known as Dividend Capital Group or Black Creek Group, shall not be “Plan Related Parties” for purposes of this Plan.

“Related Corporation” shall mean a parent or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code.

“Restricted Stock” shall mean an Award of Shares granted under Article VII.

“Restricted Stock Unit” shall mean an Award of a Unit granted under Article VIII.

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock issuable upon the grant, vesting, exercise and/or settlement of Awards under the Plan.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Article VI.

“Termination of Service” shall mean the time when the service provider/service recipient relationship between a Participant and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but, provided it does not conflict with any terms in an Award Agreement, excluding (i) at the absolute discretion of the Administrator, termination where there is a simultaneous reemployment or continuing employment of a Participant by another Employer, (ii) at the absolute discretion of the Administrator, terminations which result in a temporary severance of the service provider/service recipient relationship, and (iii) at the absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship with the Participant by an Employer. Provided it does not conflict with any terms in an Award Agreement, the Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for “cause” as it may be defined in an Award Agreement, and all questions or whether a particular leave of absence constitutes a Termination of Service. Notwithstanding the foregoing, with respect to

[1]	DPF: Any updates to this definition?

any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code.

“Unit” shall mean a unit, the value of which shall always be equal to the value of one Share.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan. The aggregate number of Shares which may be issued upon grant, vesting, exercise or settlement of Awards under the Plan shall not exceed five million (5,000,000), subject to adjustment as provided herein. The Shares issuable under the Plan shall be previously authorized but unissued shares.

2.2 [Intentionally Omitted]

2.3 Expired Awards and Other Rights.2 If any ~~shares~~Shares subject to an Award are forfeited~~,~~ or cancelled, ~~exchanged or surrendered~~ or if an Award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares to the Participant, ~~or~~the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for Awards under the Plan. By contrast, if Shares are surrendered or withheld as payment of ~~either~~ the exercise price of an Award ~~and/~~or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such ~~forfeiture, cancellation, exchange,~~ surrender~~,~~ or withholding, ~~termination or expiration, again~~no longer be available for Awards under the Plan. Similarly, Shares subject to any portion of a stock-settled SAR that is exercised shall no longer be available for Awards under the Plan, regardless of whether the Shares are issued. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

2.4 Adjustments to Shares, Awards. In the event that the Administrator shall determine that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of Shares or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; and (iv) the performance goals applicable to outstanding Awards. Any fractional Shares resulting from any adjustment under this Section 2.4 shall be eliminated.

ARTICLE III

GRANTING OF AWARDS

3.1 Eligibility. Any Eligible Individual selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to receive an Award.

[2]	Changes made to this section reflect preferences of ISS that are widely adopted by companies. Certain other features favored by ISS have not been added (e.g., prohibition on single-trigger vesting upon a change in control, limit on board discretion to vest awards, one-year minimum vesting period, post-exericse/vesting holding period).

3.2 Granting of Awards.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) determine which Eligible Individuals should be granted Awards;

(ii) determine the number of Shares to be subject to such Awards; and

(iii) determine the terms and conditions of such Awards, consistent with the Plan.

(b) Upon the selection of a Participant to be granted an Award, the Administrator shall instruct the Secretary of the Company to issue the Award and may impose such conditions on the grant of the Award as it deems appropriate.

(c) Notwithstanding Section 3.2(a) and (b), no Award shall be granted to any Participant to the extent that the grant of such Award could, at the time of grant or afterwards, impair the Company’s status as a real estate investment trust within the meaning of the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented.

ARTICLE IV

STOCK OPTIONS

4.1 Option Agreement. The Administrator may from time to time grant to Eligible Individuals Awards of Non-qualified Stock Options. Each Option shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

4.2 Exercise Price. The exercise price per Share of the Shares subject to each Option shall be set by the Administrator; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date the Option is granted~~.~~, except as follows. The exercise per Share of an Option may be less than the Fair Market Value of a Share on the date the Option is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

4.3 Option Term. The term of an Option shall be set by the Administrator in its absolute discretion; provided, however, that no Option shall be granted with a term of more than ten years from the date the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Participant, or amend any other term or condition of such Option relating to such a termination.

4.4 Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. The vesting of an Option may be made subject to the attainment of one or more performance goals.

(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the Option.

4.5 Partial Exercise. An Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

4.6 Manner of Exercise. All or a portion of an Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the Option shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the Option; ~~and~~

(d) full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price~~.~~; and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

4.7 No Reload Options. No Option shall contain a reload feature that results in a new Option automatically granted upon delivery of Shares to the Company in payment of the exercise price or any tax withholding obligation.

ARTICLE V

[INTENTIONALLY OMITTED]

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 In General. An SAR may be granted as a stand-alone Award or in tandem with an Option. An SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Shares, or other property as specified in the Award Agreement or determined by the Administrator.

6.2 SAR Agreement. Each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

6.3 Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option).

6.4 Grant Price. The grant price per ~~share~~Share of the Shares subject to each SAR shall be set by the Administrator; provided, however, that such grant price shall not be less than the Fair Market Value of a Share on the date the SAR is granted~~.~~, except as follows. The exercise per Share of a SAR may be less than the Fair Market Value of a Share on the date the SAR is granted pursuant to a corporate transaction involving the Company, if permitted under Section 409A of the Code.

6.5 SAR Term. The term of an SAR shall be set by the Administrator in its absolute discretion; provided, however, that no SAR shall be granted with a term of more than ten years from the date the SAR is granted. The Administrator may extend the term of any outstanding SAR in connection with any Termination of Service of the Participant, or amend any other term or condition of such SAR relating to such a termination.

6.6 SAR Vesting.

(a) The period during which the right to exercise an SAR in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an SAR may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no SAR shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the SAR is granted. The vesting of an SAR may be made subject to the attainment of one or more performance goals.

(b) No portion of an SAR which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Award Agreement or by action of the Administrator following the grant of the SAR.

6.7 Partial Exercise. An SAR may be exercised in whole or in part; however, an SAR shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Award Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

6.8 Manner of Exercise. All or a portion of an SAR shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Award Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the SAR, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the SAR or such portion of the SAR;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; ~~and~~

(c) in the event that the SAR shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the SAR~~.~~;

(d) if applicable, full satisfaction of the exercise price for the Shares with respect to which the SAR, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to a SAR may be paid the same way as an Option under Section 4.6(d); and

(e) full satisfaction of any tax withholding obligations required under Section 12.8.

ARTICLE VII

RESTRICTED STOCK

7.1 Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals on the following terms and conditions:

7.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

7.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator may determine. The Administrator may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of performance goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

7.4 Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Administrator may provide, by ~~Rule~~rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

7.5 Certificates for Stock. Certificates representing Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine or the Administrator, in its discretion, may register such Shares in book-entry form. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

7.6 Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends (such deferred payment of dividends shall be required for Restricted Stock with restrictions that lapse only upon the attainment of performance goals). Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

ARTICLE VIII

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, subject to the terms and conditions contained in the Plan and the applicable Award Agreement.

8.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

8.3 Award and Restrictions. Delivery of Shares or cash, as determined by the Administrator, will occur upon the lapse of any restrictions placed by the Administrator or, subject to compliance with Section 409A of the Code, the expiration of the deferral period specified for Restricted Stock Units by the Administrator ~~or at such later time as specified~~ in the applicable Award Agreement or, if the Administrator permits, elected by the

Participant. The Administrator may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of performance goals.

8.4 Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units shall be forfeited; provided, that the Administrator may provide, by ~~Rule~~rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

8.5 Dividend Equivalents. Unless otherwise determined by the Administrator at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in Shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Administrator shall determine or permit the Participant to elect (such deferred payment of Dividend Equivalents shall be required for Restricted Stock Units with restrictions that lapse only upon the attainment of performance goals). The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant (subject to the requirements of Section 409A of the Code).

ARTICLE IX

OTHER AWARDS

9.1 Other Share-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Other Share-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more performance goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

ARTICLE X

CONDITIONS TO ISSUANCE OF SHARES.

10.1 Issuance. The Company shall not be required to issue or deliver any Shares purchased upon the grant, vesting and/or exercise of any Award, or portion thereof, prior to fulfillment of all of the following conditions:

(a) the registration of such Shares for listing on all stock exchanges on which the Shares are then listed;

(b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) the lapse of such reasonable period of time following the grant, vesting and/or exercise of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) full satisfaction of the exercise or purchase price for such Shares, plus satisfaction of any Employer applicable withholding tax obligations, in either case, in accordance with the terms of the Plan and the applicable Award Agreement.

ARTICLE XI

ADMINISTRATION

11.1 Administration. The Plan shall be administered by the Board or, if the Board so delegates its authority, by the Compensation Committee. If the Board administers the Plan, all references herein to the “Administrator” shall be references to the Board. If the Compensation Committee is appointed to administer the Plan, all references herein to the “Administrator” shall be references to the Compensation Committee. The Administrator shall have the authority in its absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the Eligible Individuals to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to accelerate the vesting of any Award at any time; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the performance goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Compensation Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option, SAR, or, if applicable, other Award at a lower exercise, grant or purchase price without first obtaining the approval of the Company’s stockholders. No stockholder approval is required, however, if any action listed above is done pursuant to a corporate transaction involving the Company, including, but not limited to, any stock dividend, distribution (in the form of cash, Shares, other securities, or property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or other similar transaction.

In addition, an Award shall not be granted, become vested, be exercised or paid if, in the sole and absolute discretion of the Administrator, the grant, vesting, exercise or payment of such Award could result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation as amended and supplemented;

(b) the Shares shall be deemed not to be transferable within the meaning of Section 856 of the Code;

(c) income to the Company or any other result that could impair the Company’s status as a real estate investment trust within the meaning of the Code.

11.2 Duties and Powers of Administrator. The Administrator may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Administrator shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Awards, Eligible Individuals (whether or not the Eligible Individuals are similarly situated), or both.

11.3 Professional Assistance; Good Faith Actions. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company, stockholders and all other interested persons; provided, however, that after a Change in Control, any determination by the Administrator as to whether “cause” or “good reason” (as may be defined in an Award Agreement) exists will be subject to de novo review by a court of competent jurisdiction. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Administrator and shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.4 Delegation of Authority to Grant Awards. The Administrator may, but need not, delegate from time to time to a committee consisting of one or more of the Company’s officers authority to grant Awards under the Plan to Eligible Individuals; provided, however, that each such Eligible Individual must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per cent of any class of any equity security” of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section 11.4 shall serve in such capacity at the pleasure of the Administrator.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Rights as Stockholders. Except as determined by the Administrator and set forth in an Award Agreement, the holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares subject to an Award unless and until such Shares have been issued by the Company to such holders.

12.2 Not Transferable. Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution. No Award holder shall be liable for the debts, contracts or engagements of the Participant or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. During the lifetime of the Participant, only he or she may exercise an Option or SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of the Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

12.3 No Right to Employment or Other Service Relationship. Nothing in the Plan or in any Award Agreement hereunder shall (i) confer upon any Participant any right to (a) continue in the employ of his or her Employer or to provide services to the Company, or (b) receive any severance pay from the Company or his or her Employer, or (ii) interfere with or restrict in any way the rights of the Company or his or her Employer, which are hereby expressly reserved, to terminate the services of any Participant at any time for any reason whatsoever, with or without cause.

12.4 Term of Plan. Unless earlier terminated by the Board, the Plan shall automatically expire and terminate on ~~January~~March 12, ~~2016~~2025. The expiration or other termination of the Plan shall have no adverse effect on any Awards that are outstanding on the date of such expiration or other termination.

12.5 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that ~~unless otherwise determined by the Board,~~ an amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulation or stock exchange requirement, or that removes the prohibition on repricing in Section 11.1, shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under such Award theretofore granted or awarded unless the Award Agreement itself otherwise expressly so provides, and no amendment shall be made that could jeopardize the status of the Company as a real estate investment trust under the Code. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

12.6 Change in Control and Other Corporate Events.

(a) Subject to Section 12.6(b), in the event of any Change in Control or other transaction or event described in Section 2.4 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator is hereby authorized to take any action with respect to Awards at such time and on such terms and conditions as the Administrator determines in its absolute direction to be desirable, which action(s) may include, without limitation:

(i) a determination that the Company shall pay to the holder of any Award, in consideration for the cancellation of such Award, an amount of cash equal to the amount that could have been attained upon the vesting or exercise of such Award had such Award been currently exercisable or payable or fully vested, as applicable, or the replacement of such Award with other rights or property selected by the Administrator;

(ii) a determination that Awards cannot vest, be exercised or become payable after such event, provided that such determination may not conflict with anything to the contrary in an Award Agreement;

(iii) a determination that all or some Awards shall become immediately vested and/or exercisable either prior to or as of such event, or that for a specified period of time prior to a transaction or event, an Option or SAR shall be exercisable as to all Shares covered thereby;

(iv) a determination that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares or other property and prices which are the subject of such Award; or

(v) a determination to make adjustments to Awards consistent with Section 2.4.

(b) With respect to Awards, no adjustment or action described in this Section 12.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

12.7 Approval of Plan by Stockholders. The Plan will be submitted for approval by the Company’s stockholders within twelve (12) months from March 12, 2015.

12.8 ~~12.7~~ Tax Withholding. The Company shall be entitled to require of each Participant satisfaction of the Employer’s withholding obligations under federal, state or local tax law with respect to the issuance, vesting, exercise or payment of any Award, and the Company may defer such issuance, vesting, exercise or payment unless indemnified to its satisfaction. The Administrator shall provide in the applicable Award Agreement the acceptable methods of satisfying such withholding obligations, which may include: (i) deducting such amounts from other compensation otherwise payable to the Participant; (ii) having Shares otherwise issuable hereunder withheld, the Fair Market Value of which is sufficient to satisfy the Participant’s minimum estimated tax obligations (or any other amount of the Participant’s estimated tax obligations that preserves the treatment of an Award as equity for financial accounting purposes) associated with the transaction; (iii) tendering back to the

Company previously acquired Shares or (iv) a combination of the foregoing. Nothing in the Plan or any Award Agreement will obligate the Company to make any gross-up payment to offset any tax obligation (withholding or otherwise) of a Participant due to an Award.

12.9 ~~12.8~~ Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Administrator shall have the right to provide, in the terms of an Award Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Participant upon the receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any outstanding portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Participant, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Administrator.

12.10 ~~12.9~~ Limitations Applicable to Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive ~~Rule~~ rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 ~~12.10~~ Effect of Plan Upon Other Equity and Compensation Plans. The adoption of the Plan shall not affect any other equity- or cash-based compensation or incentive plans in effect for the Company from time to time. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, the Manager, the Advisor or other Plan Related Parties, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association. Any amount payable under an Award will be excluded from compensation when calculating benefits payable to a Participant under any Company pension plan or Company welfare plan, unless the plan specifically says so.

12.12 ~~12.11~~ Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award granted under the Plan without the Company’s consent.

12.13 ~~12.12~~ Compliance with Laws. This Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Board, the Compensation Committee or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Board, the Compensation Committee or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.14 ~~12.13~~ Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.15 ~~12.14~~ Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws provisions thereof.

12.16 Code Section 409A.

(a) The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. Any payments described in an Award Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.

(b) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”; provided, however, that the Administrator, in its discretion and without the Participant’s consent may exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code Section 409A if and solely to the extent that such accelerated payment or settlement is permissible under Treasury Regulation Section 1.409A-3(j)(4) or any successor thereto;

(ii) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(c) For purposes of any Award that constitutes a Section 409A Plan, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code.

(d) For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award.

(e) Notwithstanding the foregoing, none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and none of the Company or its Affiliates, or the Plan Related Parties or any of their Affiliates, shall have any liability or other obligation to prevent, minimize, or offset any negative consequences under Section 409A or indemnify or hold harmless the

Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

12.17 Clawback or Recoupment. Other than with respect to Awards granted prior to the effectiveness of this Plan (and Shares and cash paid or payable thereunder), and unless otherwise specified in the Award Agreement or determined in the Administrator’s sole discretion, all Awards, and all Shares and cash payable under all Awards, are subject to any clawback or recoupment policy adopted by the Company (including any policy required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws), regardless of whether the policy is adopted after the date on which the Award is granted, vests or becomes exercisable, or is exercised or settled.

*         *        *

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
518 17TH STREET
17TH FLOOR
DENVER, CO 80202

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M91250-P64702

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DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard D. Kincaid
02) John A. Blumberg
03) Charles B. Duke
04) Daniel J. Sullivan
05) John P. Woodberry

The Board of Directors recommends you vote FOR the following proposals:

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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M91251-P64702

Dividend Capital Diversified Property Fund Inc.
Annual Meeting of Stockholders
June 23, 2015 2:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua J. Widoff and M. Kirk Scott, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, all of the shares of stock of Dividend Capital Diversified Property Fund Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, MDT, on June 23, 2015, at The Brown Palace Hotel, Onyx Room, 321 17th Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side